UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
(Amendment No. )
Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement
Redwire Corporation
(Name of Registrant as Specified in Its Charter)
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REDWIRE CORPORATION
8226 Philips Highway, Suite 101
Jacksonville, FL 32256
NOTICE OF ACTION BY WRITTEN CONSENT OF THE STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY
June 20, 2023
Dear Stockholder:
This notice of action by written consent taken pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) and the accompanying information statement (the “Information Statement”) are being furnished by the Board of Directors (the “Board”) of Redwire Corporation., a Delaware corporation (“Redwire” and together with its consolidated subsidiaries, the “Company,” “we,” “us” or “our”), to the holders of record at the close of business on June 5, 2023 and registered holders as of October 27, 2022 of the outstanding shares of Redwire’s common stock, par value $0.0001 per share (“Common Stock”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
As previously disclosed in Redwire’s Current Report on Form 8-K dated November 1, 2022, on October 28, 2022, Redwire entered into (i) an investment agreement (the “AEI Investment Agreement”) with funds affiliated with AE Industrial Partners, LP (“AEI”) and (ii) an investment agreement (the “Bain Investment Agreement,” and together with the AEI Investment Agreement, the “Lead Investor Investment Agreements”) with BCC Redwire Aggregator, LP (“Bain,” and together with AEI, the “Lead Investors”). Pursuant to (i) the AEI Investment Agreement, the Company sold an aggregate of 30,000 shares (the “AEI Purchased Shares”) of Series A convertible preferred stock, par value $0.0001 (the “Convertible Preferred Stock”) to AEI for an aggregate purchase price of $30.0 million and (ii) the Bain Investment Agreement, the Company sold 50,000 shares of the Convertible Preferred Stock (the “Bain Purchased Shares,” and together with the AEI Purchased Shares, the “Lead Investor Purchased Shares”) to Bain for a purchase price of $50.0 million. The closing of the purchase and sale to AEI occurred simultaneously with the signing of the AEI Investment Agreement on October 28, 2022 and the closing of the purchase and sale to Bain occurred on November 3, 2022. On November 7, 2022 and November 8, 2022, Redwire sold an additional aggregate of 1,250 shares of Convertible Preferred Stock to other investors (the “Other Investor Purchased Shares,” and, together with the Lead Investor Purchased Shares, the “Purchased Shares”) for an aggregate purchase price of $1.25 million pursuant to an investment agreement with each other investor (the “Other Investor Investment Agreements,” and together with the Lead Investor Investment Agreements, the “Investment Agreements”).
The Convertible Preferred Stock has the powers, preferences and rights, and the qualifications, limitations and restrictions thereof, as are set forth in the Certificate of Designations for the Convertible Preferred Stock filed with the Secretary of State of the State of Delaware (as amended, the “Certificate”), a copy of which is attached to the accompanying Information Statement as Annex A. Per the Certificate, there are 88,000 authorized shares in this series of convertible preferred stock, and Redwire has issued approximately 87,290 shares of Convertible Preferred Stock, including shares of Convertible Preferred Stock issued as payment-in-kind (“PIK”) dividends to holders of the Convertible Preferred Stock as of the date of this Information Statement. The Company utilized a portion of the proceeds from the sale of the Lead Investor Purchased Shares to finance the purchase by Redwire Space Europe LLC, a wholly-owned subsidiary of the Company (the “Purchaser”) of QinetiQ Space NV (“Space NV”) pursuant to the purchase agreement (the “Purchase Agreement”) dated October 3, 2022 between the Purchaser, the companies set forth in Schedule 1 of the Purchase Agreement (the “Vendors”) and AE Industrial Fund II, LP relating to the sale by the Vendors and purchase by the Purchaser of the whole of the issued share capital of Space NV (collectively, the “Acquisition”). In addition to financing the Acquisition, the Company utilized the remaining proceeds from the sale of the Purchased Shares for certain corporate purposes, including (i) investing in current capabilities which the Company believes will assist in meeting customer demand and in expanding current Company offerings; (ii) expanding and diversifying the Company’s global infrastructure offerings; and (iii) increasing the total available liquidity of the Company.
The purpose of the accompanying Information Statement is to provide formal notice to Redwire’s stockholders that, on October 27, 2022 (the “Consent Date”), a holder of approximately 58.3% on such date of Redwire’s Common Stock and over 50% on such date of the voting power of the stock of Redwire entitled to vote generally in the election of directors, delivered to Redwire an irrevocable written consent (the “Written Consent”) in lieu of a special meeting of stockholders approving the conversion feature of the Convertible Preferred Stock and the issuance of the Common Stock upon conversion of the Convertible Preferred Stock, as defined further below.
The Common Stock is listed on the New York Stock Exchange (the “NYSE”). Under Section 312.03 of the NYSE Listed Company Manual, stockholder approval is required prior to the issuance of shares of common stock, or of securities convertible into common stock, if:
•
such common stock or securities have, or will have upon issuance, voting power equal to 20% or more of the voting power outstanding before the issuance of such stock or securities convertible into common stock;

•
the number of shares of common stock to be issued is, or will be upon issuance, equal to 20% or more of the number of shares of common stock outstanding before the issuance of the common stock or securities convertible into common stock; or

•
the number of shares of common stock to be issued is, or will be upon issuance, equal to more than one percent of the number of shares of common stock outstanding or voting power outstanding before the issuance and such issuance is to a Related Party (as defined in the NYSE Listed Company Manual) below the Minimum Price (as defined in the NYSE Listed Company Manual).

Because (i) the maximum number of shares of Redwire’s Common Stock issuable upon conversion of the Convertible Preferred Stock (when convertible as set forth in the Certificate) in accordance with the Certificate would represent shares of Common Stock in excess of 19.99% of the 63,852,690 shares outstanding as of October 28, 2022 immediately after giving effect to such conversion (the “Conversion Cap”), and because the aggregate number of votes to which all holders of outstanding shares of Convertible Preferred Stock are entitled to vote exceeds 19.99% of the aggregate number of votes to which all shareholders of the Company were entitled to vote as of October 28, 2022 (including the holders of shares of Preferred Stock) (the “Voting Cap” and, together with the Conversion Cap, the “19.99% Limitation”) and (ii) AEI indirectly owns a majority of Redwire’s outstanding Common Stock and may be issued Common Stock upon the conversion of the Convertible Preferred Stock pursuant to the Certificate below the Minimum Price, stockholder approval of the voting and conversion features of the Convertible Preferred Stock is required under NYSE regulations. AEI’s percentage of voting power does not include any shares of Convertible Preferred Stock that would, when converted into Common Stock, result in an issuance at a price below the minimum price described in the Certificate of Designation of an amount of shares of Common Stock up to 1% of the number of the total Common Stock outstanding as of the initial issue date of the Convertible Preferred Stock in accordance with Section 312.03(b)(i) of the NYSE Listing Company Manual.
On October 27, 2022, AE Red Holdings, LLC (the “Consenting Stockholder”) delivered to Redwire the Written Consent approving (i) the issuance of Common Stock issuable upon the conversion of the shares of Convertible Preferred Stock below the “Minimum Price” (as defined in the NYSE Listed Company Manual) to the extent permissible under such manual and the Certificate; (ii) voting rights of the Convertible Preferred Stock in excess of limitations imposed by the NYSE and (iii) the issuance of the shares of Common Stock upon conversion of the Convertible Preferred Stock in excess of limitations imposed by the NYSE; and in the case of (i), (ii) and (iii), subject to any provisions of the Certificate. As of October 27, 2022, the Consenting Stockholder held approximately 58.3% of Redwire’s issued and outstanding Common Stock and over 50% of the voting power of the stock of Redwire entitled to vote generally in the election of directors. Accordingly, the Written Consent provided the requisite approval of (i) the issuance of Common Stock issuable upon the conversion of the shares of Convertible Preferred Stock below the “Minimum Price” (as defined in the NYSE Listed Company Manual) to the extent permissible under such manual and the Certificate; (ii) voting rights of the Convertible Preferred Stock in excess of limitations imposed by the NYSE and (iii) the issuance of the shares of Common Stock upon conversion of the Convertible Preferred Stock in excess of limitations imposed by the NYSE, and no further approval of the stockholders is required to approve (i), (ii) or (iii) under the Certificate of Incorporation of Redwire (the “Certificate of Incorporation”), the Bylaws of Redwire,

as amended (the “Bylaws”), the DGCL, the Investment Agreements or the NYSE rules and regulations. As a result, Redwire is not soliciting your vote for the approval of (i) the issuance of Common Stock issuable upon the conversion of the shares of Convertible Preferred Stock below the “Minimum Price” (as defined in the NYSE Listed Company Manual) to the extent permissible under such manual and the Certificate; (ii) voting rights of the Convertible Preferred Stock in excess of limitations imposed by the NYSE and (iii) the issuance of the shares of Common Stock upon conversion of the Convertible Preferred Stock in excess of limitations imposed by the NYSE, and does not intend to call a meeting of stockholders for purposes of voting on the adoption and approval thereof.
Pursuant to the DGCL, the Written Consent was effective upon delivery to Redwire. Pursuant to Rule 14c-2 of the Exchange Act, the actions contemplated by the Written Consent may not be taken until 20 calendar days following the date we first mail the accompanying Information Statement to our stockholders.
The disinterested members of the audit committee (the “Audit Committee Special Committee”) of the Board and the disinterested and independent members of the Board (the “Special Committee,” and together with the Audit Committee Special Committee, the “Special Committees”), carefully reviewed and considered the terms and conditions of the Investment Agreements, the Certificate and the Convertible Preferred Stock, including the conversion of Convertible Preferred Stock into Common Stock. The Special Committees unanimously (i) determined that the Investment Agreements and obligations thereunder are advisable and in the best interest of Redwire and its shareholders and (ii) approved the Certificate, the Investment Agreements and the ancillary agreements and documents appended thereto and each of the transactions contemplated therein. The Board approved the Certificate, the Investment Agreements, the authorization, establishment, and designation of the Convertible Preferred Stock and the issuance of the Convertible Preferred Stock pursuant to the Investment Agreements on the terms and with the provisions set forth in the Certificate and the reservation of the shares of Common Stock to be issued upon the conversion of the Convertible Preferred Stock.
This notice of action by written consent and the accompanying Information Statement constitutes notice to you from Redwire pursuant to Section 228 of the DGCL that (i) the issuance of Common Stock issuable upon the conversion of the shares of Convertible Preferred Stock below the “Minimum Price” (as defined in the NYSE Listed Company Manual) to the extent permissible under such manual and the Certificate; (ii) voting rights of the Convertible Preferred Stock in excess of limitations imposed by the NYSE and (iii) the issuance of the shares of Common Stock upon conversion of the Convertible Preferred Stock in excess of limitations imposed by the NYSE has been approved by the Consenting Holder, who, as of October 27, 2022, held a majority of the voting power of the stock of Redwire entitled to vote generally in the election of directors, by Written Consent in lieu of a special meeting in accordance with Section 228 of the DGCL and the NYSE rules and regulations.
REDWIRE IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND REDWIRE A PROXY.
PLEASE NOTE THAT THE CONSENTING STOCKHOLDER HAS VOTED TO APPROVE (i) the issuance of Common Stock issuable upon the conversion of the shares of Convertible Preferred Stock below the “Minimum Price” (as defined in the NYSE Listed Company Manual) to the extent permissible under such manual and the Certificate; (ii) voting rights of the Convertible Preferred Stock in excess of limitations imposed by the NYSE and (iii) the issuance of the shares of Common Stock upon conversion of the Convertible Preferred Stock in excess of limitations imposed by the NYSE. THE NUMBER OF VOTES HELD BY THE CONSENTING STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT UNDER SECTION 312 OF THE NYSE LISTED COMPANY MANUAL, THE DGCL, THE CERTIFICATE OF INCORPORATION, THE BYLAWS AND THE INVESTMENT AGREEMENTS FOR THESE ACTIONS AND CONSEQUENTLY, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE (I), (II) AND (III) ABOVE. THE CORPORATE ACTIONS DESCRIBED IN THE ACCOMPANYING INFORMATION STATEMENT REQUIRED STOCKHOLDER APPROVAL FROM THE HOLDERS OF OUR OUTSTANDING COMMON STOCK BECAUSE OUR COMMON STOCK IS TRADED ON THE NYSE AND BECAUSE THE INVESTMENT AGREEMENTS AND CERTIFICATE PROVIDED FOR IT.

The Information Statement accompanying this letter provides you with more specific information concerning the issuance of the Convertible Preferred Stock. We encourage you to carefully read the accompanying Information Statement and the annex attached thereto.
By Order of the Board of Directors,

/s/ Nathan O'Konek
NATHAN O’KONEK
Executive Vice President and General Counsel
The accompanying Information Statement is dated June 20, 2023 and is first being mailed to our stockholders on or about June 20, 2023.

REDWIRE CORPORATION
8226 Philips Highway, Suite 101
Jacksonville, FL 32256
INFORMATION STATEMENT

JUNE 20, 2023

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY
This information statement (this “Information Statement”) is being furnished by the Board of Directors (the “Board”) of Redwire Corporation, a Delaware corporation (“Redwire” and together with its consolidated subsidiaries, the “Company,” “we,” “us” or “our”), to the holders of record at the close of business on June 5, 2023 and registered holders as of October 27, 2022 of the outstanding shares of Redwire’s common stock, par value $0.001 per share (“Common Stock”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
As previously disclosed in Redwire’s Current Report on Form 8-K dated November 1, 2022, on October 28, 2022, Redwire entered into (i) an investment agreement (the “AEI Investment Agreement”) with funds affiliated with AE Industrial Partners, LP (“AEI”) and (ii) an investment agreement (the “Bain Investment Agreement,” and together with the AEI Investment Agreement, the “Lead Investor Investment Agreements”) with BCC Redwire Aggregator, LP (“Bain,” and together with AEI, the “Lead Investors”). Pursuant to (i) the AEI Investment Agreement, the Company sold an aggregate of 30,000 shares (the “AEI Purchased Shares”) of Series A convertible preferred stock, par value $0.0001 (the “Convertible Preferred Stock”) to AEI for an aggregate purchase price of $30.0 million and (ii) the Bain Investment Agreement, the Company sold 50,000 shares of the Convertible Preferred Stock (the “Bain Purchased Shares,” and together with the AEI Purchased Shares, the “Lead Investor Purchased Shares”) to Bain for a purchase price of $50.0 million. The closing of the purchase and sale to AEI occurred simultaneously with the signing of the AEI Investment Agreement on October 28, 2022 and the closing of the purchase and sale to Bain occurred on November 3, 2022. On November 7, 2022 and November 8, 2022, Redwire sold an additional aggregate of 1,250 shares (the “Other Investor Purchased Shares,” and together with the Lead Investor Purchased Shares, the “Purchased Shares”) of Convertible Preferred Stock to other investors (the “Other Investors,” and together with the Lead Investors, the “Investors”) for an aggregate purchase price of $1.25 million pursuant to an investment agreement with each other investor (the “Other Investor Investment Agreements,” and together with the Lead Investor Investment Agreements, the “Investment Agreements”). Pursuant to the Certificate, the Board can authorize the issuance of up to 88,000 shares of Convertible Preferred Stock, and approximately 87,290 shares of Convertible Preferred Stock have been issued, including shares of Convertible Preferred Stock issued as PIK dividends to holders of the Convertible Preferred Stock, as of the date of this Information Statement. This Information Statement is dated June 20, 2023 and is first being mailed to our stockholders on or about such date.

FORWARD-LOOKING STATEMENTS
This Information Statement contains statements that constitute “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, concerning us and other matters. These statements generally may be identified by words such as “anticipate,” “forecast,” “believe,” “outlook,” “trends,” “goals,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, among other things, statements relating to our future financial condition, results of operations and/or cash flows, and our projects and related timelines. Forward-looking statements are based upon assumptions, expectations, plans and projections that we believe to be reasonable when made, but which may change over time. These statements are not guarantees of future performance and inherently involve a wide range of risks and uncertainties that are difficult to predict. Redwire believes it is important to communicate its expectations to its security holders. However, there may be events in the future that Redwire’s management is not able to predict accurately or over which Redwire has no control. The risk factors and cautionary language contained in this Information Statement, and other reports and documents filed by Redwire with the Securities and Exchange Commission (the “SEC”), provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described in such forward-looking statements, including among other things:
•
risks associated with the continued economic uncertainty, including high inflation, supply chain challenges, labor shortages, high interest rates, foreign currency exchange volatility, concerns of economic slowdown or recession and reduced spending or suspension of investment in new or enhanced projects;

•	the failure of financial institutions or transactional counterparties could adversely affect our current and projected business operations and our financial condition and results of operations;
•	our limited operating history makes it difficult to evaluate our future prospects and the risks and challenges we may encounter;
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if we are unable to successfully integrate our recently completed and future acquisitions or successfully select, execute or integrate future acquisitions into the business, our operations and financial condition could be materially and adversely affected;

•	our ability to grow our business depends on the successful development and continued refinement of many of our proprietary technologies, products, and service offerings;
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competition with existing or new companies could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share;

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our projections of future financial results are based on a number of assumptions by our management, some or all of which may prove to be incorrect, and actual results may differ materially and adversely from such projections;

•	adverse publicity stemming from any incident involving Redwire or our competitors could have a material adverse effect on our business, financial condition and results of operations;
•	unsatisfactory performance of our products and services could have a material adverse effect on our business, financial condition and results of operations;
•
the market for in-space infrastructure services has not been established with precision, is still emerging and may not achieve the growth potential that we expect or may grow more slowly than expected;

•	we may in the future invest significant resources in developing new offerings and exploring the application of our technologies for other uses and those opportunities may never materialize;
•	we may not be able to convert our orders in backlog into revenue;
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a portion of our business model is related to the in-space manufacture and robotic assembly of space structures, a technology that is still in development and has not been fully validated through in-space deployment and testing;

•	our reliance on third-party launch vehicles to launch our spacecraft and customer payloads into space;

•
our operating results may fluctuate significantly, which makes our future operating results difficult to predict and could cause our operating results to fall below expectations or any guidance we may provide;

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the U.S. government’s budget deficit and the national debt, as well as any inability of the U.S. government to complete its budget process for any government fiscal year and consequently having to shut down or operate on funding levels equivalent to its prior fiscal year pursuant to a “continuing resolution,” could have an adverse impact on our business, financial condition, results of operations and cash flows;

•	we depend significantly on U.S. government contracts, which often are only partially funded, subject to immediate termination, and heavily regulated and audited;
•	we are subject to stringent U.S. economic sanctions, and trade control laws and regulations;
•	we have government customers, which subjects us to risks including early termination, audits, investigations, sanctions and penalties;
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if we fail to adequately protect our intellectual property rights, our competitive position could be impaired and our intellectual property applications for registration may not be issued or be registered;

•	protecting and defending against intellectual property claims could have a material adverse effect on our business;
•	our level of indebtedness and the potential need for substantial funding to finance our operations, which may not be available when we need it, on acceptable terms or at all;
•	we may require substantial additional funding to finance our operations, but adequate additional financing may not be available when we need it, on acceptable terms or at all;
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the reduced relative voting power of holders of our Common Stock and the diluted ownership of holders of our capital stock as a result of the issuance and sale of shares of our Convertible Preferred Stock;

•	AEI and Bain have significant influence over us, which could limit other investors’ ability to influence the outcome of key transactions;
•	provisions in the Certificate may delay or prevent our acquisition by a third party, which could also reduce the market price of our capital stock;
•	our Convertible Preferred Stock has rights, preferences and privileges that are not held by, and are preferential to, the rights of holders of our other outstanding capital stock;
•	there may be sales of a substantial amount of our Common Stock by our current stockholders, and these sales could cause the price of our Common Stock to fall;
•	the trading price of our Common Stock and warrants is and may continue to be volatile;
•	risks related to the actions of short sellers of our Common Stock;
•	our management team has limited experience managing a public company; and
•
if we were to identify additional material weaknesses or other deficiencies, or otherwise fail to maintain effective internal control over financial reporting, we may not be able to accurately and timely report our financial results, in which case our business may be harmed and investors may lose confidence in the accuracy and completeness of our financial reports.

Undue reliance should not be placed on these forward-looking statements. The forward-looking statements contained in this Information Statement are based on current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

ABOUT THIS INFORMATION STATEMENT
What is the purpose of this Information Statement?
This Information Statement is being furnished to you pursuant to the requirements of the Exchange Act and the Delaware General Corporation Law (the “DGCL”) to notify you of a corporate action taken by the holder of a majority of the voting power of all of the outstanding shares of Common Stock pursuant to an irrevocable written consent (the “Written Consent”) in lieu of a special meeting of stockholders approving (i) the issuance of Common Stock issuable upon the conversion of the shares of Convertible Preferred Stock below the “Minimum Price” (as defined in the NYSE Listed Company Manual) to the extent permissible under such manual and the Certificate; (ii) voting rights of the Convertible Preferred Stock in excess of limitations imposed by the NYSE and (iii) the issuance of the shares of Common Stock upon conversion of the Convertible Preferred Stock in excess of limitations imposed by the NYSE. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect this action as early as possible to accomplish the purposes described below, the Board elected to seek the written consent of the stockholders in lieu of a special meeting. Redwire is making this Information Statement available to you on or about June 20, 2023. Redwire is not soliciting your proxy or consent and you are not being asked to take any action in connection with this Information Statement.
Who is entitled to notice?
Each holder of record of outstanding shares of our Common Stock as of the close of business on June 5, 2023 and registered holders as of October 27, 2022 will receive notice of the action taken pursuant to the Written Consent.
Why did Redwire seek stockholder approval?
On October 27, 2022, the disinterested members of the audit committee (the “Audit Committee Special Committee”) of the Board and the disinterested and independent members of the Board (the “Special Committee,” and together with the Audit Committee Special Committee, the “Special Committees”), carefully reviewed and considered the terms and conditions of the Investment Agreements, the Certificate and the Convertible Preferred Stock, including the conversion of Convertible Preferred Stock into Common Stock. The Special Committees unanimously (i) determined that the Investment Agreements and obligations thereunder are advisable and in the best interest of Redwire and its shareholders and (ii) approved the Certificate, the Investment Agreements and the ancillary agreements and documents appended thereto and each of the transactions contemplated therein. The Board approved the Certificate, the Investment Agreements, the authorization, establishment, and designation of the new series of Convertible Preferred Stock, including authorizing the issuance of Convertible Preferred Stock, and the issuance of the Convertible Preferred Stock pursuant to the Investment Agreements and on the terms and with the provisions set forth in the Certificate and the reservation of the shares of Common Stock to be issued upon the conversion of the Convertible Preferred Stock.
As previously disclosed in Redwire’s Current Report on Form 8-K dated November 1, 2022, on October 28, 2022, Redwire entered into the Lead Investor Investment Agreements to sell an aggregate 80,000 shares of Convertible Preferred Stock for gross proceeds of $80.0 million in cash. On November 6, 2022, the Board (upon receiving the approval of the Special Committees) authorized the issuance and sale of an additional $1.25 million of Convertible Preferred Stock to be sold under the Other Investor Investment Agreements, pursuant to the same Certificate. On November 7, 2022 and November 8, 2022, Redwire issued and sold such Convertible Preferred Stock to the Other Investors as described in the foregoing sentence.
The Common Stock is listed on the New York Stock Exchange (the “NYSE”). Under Section 312.03 of the NYSE Listed Company Manual, stockholder approval is required prior to the issuance of shares of common stock, or of securities convertible into common stock, if:
•
such common stock or securities have, or will have upon issuance, voting power equal to 20% or more of the voting power outstanding before the issuance of such stock or securities convertible into common stock;

•
the number of shares of common stock to be issued is, or will be upon issuance, equal to 20% or more of the number of shares of common stock outstanding before the issuance of the common stock or securities convertible into common stock; or

•
the number of shares of common stock to be issued is, or will be upon issuance, equal to more than one percent of the number of shares of common stock outstanding or voting power outstanding before the issuance and such issuance is to a Related Party (as defined in the NYSE Listed Company Manual) below the Minimum Price (as defined in the NYSE Listed Company Manual).

Because (i) the maximum number of shares of Redwire’s Common Stock issuable upon conversion of the Convertible Preferred Stock and the voting power of such Convertible Preferred Stock on an as-converted basis (when convertible as set forth in the Certificate) in accordance with the Certificate would represent shares of Common Stock in excess of the 19.99% Limitation and (ii) AEI indirectly owns a majority of Redwire’s outstanding Common Stock and may be issued Common Stock upon the conversion of the Convertible Preferred Stock pursuant to the Certificate below the Minimum Price, stockholder approval of the voting and conversion features of the Convertible Preferred Stock is required under NYSE regulations. See below under “Will the conversion of the Convertible Preferred Stock be dilutive (in terms of voting power) to existing holders of the Common Stock” for a discussion of the number of shares of common stock that may be issued upon conversion of the Convertible Preferred Stock.
What actions were approved by the written consent of holders of a majority of the voting power of all of the outstanding shares of Common Stock?
Pursuant to the Written Consent, the following actions were authorized and approved by a holder of a majority of the voting power of all of the outstanding shares of Common Stock:
•
the issuance of Common Stock issuable upon the conversion of the shares of Convertible Preferred Stock below the “Minimum Price” (as defined in the NYSE Listed Company Manual) to the extent permissible under such manual and the Certificate;

•	voting rights of the Convertible Preferred Stock in excess of limitations imposed by the NYSE; and
•	the issuance of the shares of Common Stock upon conversion of the Convertible Preferred Stock in excess of limitations imposed by the NYSE.
What vote was required to approve the actions?
Pursuant to Section 312.03 of the NYSE Listed Company Manual, the Certificate of Incorporation of Redwire, as amended (the “Certificate of Incorporation”), and the Bylaws of Redwire (the “Bylaws”), the approval of (i) the issuance of Common Stock issuable upon the conversion of the shares of Convertible Preferred Stock below the “Minimum Price” (as defined in the NYSE Listed Company Manual) to the extent permissible under such manual and the Certificate; (ii) voting rights of the Convertible Preferred Stock in excess of limitations imposed by the NYSE and (iii) the issuance of the shares of Common Stock upon conversion of the Convertible Preferred Stock in excess of limitations imposed by the NYSE each required the affirmative vote of a majority of the issued and outstanding shares of Common Stock. Under Section 228 of the DGCL, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted. As of the close of business on October 27, 2022, there were 63,852,690 shares of Common Stock issued and outstanding, each share of which entitled the holder thereof to one vote on each matter submitted to our stockholders, and the stockholder holding approximately 58.3% of our issued and outstanding shares of Common Stock executed and delivered the Written Consent to Redwire on such date, providing the approval of (i) the issuance of Common Stock issuable upon the conversion of the shares of Convertible Preferred Stock below the “Minimum Price” (as defined in the NYSE Listed Company Manual) to the extent permissible under such manual and the Certificate; (ii) voting rights of the Convertible Preferred Stock in excess of limitations imposed by the NYSE and (iii) the issuance of the shares of Common Stock upon conversion of the Convertible Preferred Stock in excess of limitations imposed by the NYSE. Because the requisite stockholder approval for (i) the issuance of Common Stock issuable upon the conversion of the shares of Convertible Preferred Stock below the “Minimum Price” (as defined in the NYSE Listed Company Manual) to the extent permissible under such manual and the Certificate; (ii) voting rights of the Convertible Preferred Stock in excess of limitations imposed by the NYSE and (iii) the issuance of the shares of Common Stock upon conversion of the Convertible Preferred Stock in excess of limitations imposed by the NYSE, all corporate approvals by or on behalf of Redwire required for the matters referred to herein have been obtained and no further votes will be needed.

Do I have appraisal rights?
No. None of the DGCL, the Certificate of Incorporation or the Bylaws provides holders of the Common Stock or Preferred Stock with dissenters’ or appraisal rights in connection with the actions by Written Consent described in this Information Statement.
Will the conversion of the Convertible Preferred Stock be dilutive to existing holders of the Common Stock?
The conversion of the Convertible Preferred Stock will be dilutive to existing holders of Common Stock. Based on the capitalization of Redwire as of the Consent Date, each share of Convertible Preferred Stock was convertible into 327.8689 shares of Common Stock at an initial conversion price per share of $3.05, the conversion of which would have resulted in the issuance of Common Stock representing approximately 41.7% of our outstanding Common Stock, after giving effect to such conversion. This would amount to a dilution of approximately 29.4%. Further, in certain circumstances the Company may elect to pay accrued interest on the Notes in additional shares of Common Stock, with such issuances being further dilutive to existing holders of Common Stock. Further, in certain circumstances the Company may elect to pay accrued interest on the Notes in additional shares of Common Stock, with such issuances being further dilutive to existing holders of Common Stock. See “Possible Effects of the Issuance—Dilution” for additional information.

BACKGROUND AND REASONS FOR THE CONVERTIBLE PREFERRED STOCK ISSUANCE
AND STOCKHOLDER APPROVAL
Background and Reasons for the Convertible Preferred Stock Issuance
Redwire is actively involved in the evaluation, acquisition and development of companies that produce technologies with the potential to help transform the economics of space and create new markets for its exploration, commercialization and security. In addition, the Board and Redwire’s management regularly evaluate its liquidity, capital resources and debt maturity profile.
During 2022, Redwire management began evaluating the potential acquisition of QinetiQ Space NV (“Space NV”), and in parallel, management began to consider options for financing the expected size of the acquisition of Space NV (the “Acquisition”) of €32 million (the “Consideration”), including, among others, debt, equity, or a combination thereof.
The Board and management of Redwire engaged advisors to, among other things, assess its liquidity position, evaluate and recommend financing alternatives, and negotiate the purchase agreement for the acquisition of Space NV (the “Acquisition”). As part of these negotiations, the Company’s advisors and management discussed with its majority stockholders at the time and other potential institutional investors an investment of equity capital, including the potential issuance of the Convertible Preferred Stock to these parties, to finance the Acquisition and to improve the liquidity and cash position of Redwire.
On October 2, 2022, the members of the Special Committees determined that it was advisable and in the best interest of Redwire and its stockholders, taking into account all relevant factors deemed appropriate by the disinterested board and committee members, and approved Redwire’s entry into the Purchase Agreement (as defined below) as it related to the Guaranty (as defined below), a letter agreement to amend the Credit Agreement (as defined below) to reduce the amount to be paid by the AE Industrial Partners Fund II, LP (“AEI Fund II”) by any amount paid under the Guaranty, and Redwire’s entry into an equity commitment letter (the “Equity Commitment Letter”) pursuant to which AEI Fund II would provide up to $40 million of equity financing (the “Equity Commitment”) to be used to fund the Acquisition and for other permitted uses, in cash by wire transfer of immediately available funds in exchange for the purchase of equity-linked securities (the “Equity-Linked Securities”) of Redwire. The full Board approved Redwire’s entry into the remaining provisions of the Purchase Agreement.
On October 3, 2022, Redwire Space Europe LLC, a wholly-owned subsidiary of the Company (the “Purchaser”) and QinetiQ Space NV (“Space NV”) entered into a purchase agreement (the “Purchase Agreement”) dated October 3, 2022 between the Purchaser, the companies set forth in Schedule 1 of the Purchase Agreement (the “Vendors”) and AEI Fund II relating to the Acquisition. The Purchaser agreed to then pay the Vendors consideration for the Space NV Shares apportioned between the Vendors in accordance with the Purchase Agreement in exchange for the Consideration. Per the Purchase Agreement, the Consideration was subject to certain post-closing adjustments related to acquired cash, assumed debt and working capital adjustments (the Consideration with such adjustments, the “Completion Date Consideration”).
The Purchase Agreement contained the guarantee by AEI Fund II to each of the Vendors (the “Guaranty”) of the payment by the Purchaser, when due, of (a) at the Completion Date, the Completion Date Consideration and (b) following the Completion Date, any additional Consideration payable to the Vendors under the terms of the Purchase Agreement. AEI Fund II further agreed that it would, in the event of default by the Purchaser, upon written demand by QinetiQ Limited, perform (or procure the performance of) such obligation or pay such amount as if it were the principal obligor under the Purchase Agreement. Pursuant to the Purchase Agreement, the maximum amount payable under the Guaranty would not exceed $36 million.
Additionally, on October 3, 2022, Redwire agreed to a non-binding term sheet (the “Bain Term Sheet”) with Bain Capital LP (“Bain Capital”) to provide an Equity Commitment to purchase Equity-Linked Securities.
On October 3, 2022, AEI Fund II, in connection with the Guaranty, agreed to provide Redwire with the Equity Commitment to be used by the Purchaser to fund the Acquisition and for other permitted uses, in cash by wire transfer of immediately available funds in exchange for the purchase of Equity-Linked Securities of Redwire pursuant to the Equity Commitment Letter, which was dated October 3, 2022, from AEI Fund II and accepted and agreed to by the Purchaser and Redwire. The Equity Commitment Letter contained terms of the Equity-Linked Securities that were substantially similar to the Bain Term Sheet.

On October 27, 2022, the Special Committees carefully reviewed and considered the terms and conditions of the Investment Agreements, the Certificate and the Convertible Preferred Stock, including the conversion of Convertible Preferred Stock into Common Stock. The Special Committees unanimously (i) determined that the Investment Agreements and obligations thereunder are advisable and in the best interest of Redwire and its shareholders and (ii) approved the Certificate, the Investment Agreements and the ancillary agreements and documents appended thereto and each of the transactions contemplated therein. The Board approved the Certificate, the Investment Agreements, the authorization, establishment, and designation of the Convertible Preferred Stock and the issuance of the Convertible Preferred Stock pursuant to the Investment Agreements on the terms and with the provisions set forth in the Certificate and the reservation of the shares of Common Stock to be issued upon the conversion of the Convertible Preferred Stock.
As previously disclosed in Redwire’s Current Report on Form 8-K dated November 1, 2022, on October 28, 2022, Redwire entered into (i) the AEI Investment Agreement and (ii) the Bain Investment Agreement. Pursuant to (i) the AEI Investment Agreement, the Company sold an aggregate of 30,000 shares of Convertible Preferred Stock to AEI for an aggregate purchase price of $30.0 million and (ii) the Bain Investment Agreement, the Company sold 50,000 shares of the Convertible Preferred Stock to Bain for a purchase price of $50.0 million. The closing of the purchase and sale to AEI occurred simultaneously with the signing of the AEI Investment Agreement on October 28, 2022 and the closing of the purchase and sale to Bain occurred on November 3, 2022. On November 7, 2022 and November 8, 2022, Redwire sold an additional aggregate of 1,250 shares of Convertible Preferred Stock to other investors for an aggregate purchase price of $1.25 million pursuant to the Other Investor Investment Agreements. Pursuant to the Certificate, the Board is authorized to sell up to 88,000 shares of Convertible Preferred Stock, of which approximately 87,290 shares of Convertible Preferred Stock have been issued as of the date of this Information Statement, including shares of Convertible Preferred Stock issued as PIK dividends to holders of the Convertible Preferred Stock. Pursuant to the Bain Investment Agreement, within 30 days following the closing of the Bain Investment Agreement, for so long as Bain has record and beneficial ownership of 50% of the Purchased Shares issued to it at the time of the Bain Closing, Bain will have the right to designate one member to the Board of Directors of the Company (the “Bain Director”). On December 2, 2022, the Bain Director was appointed to the Board. See “Interests of Certain Persons in the Action Taken” for further information.
Neither of the Investors may transfer any of the Purchased Shares to any unaffiliated person for twelve (12) months following the closing date outlined in each of the Investment Agreements, except the Investors may transfer shares to a Lead Investor. Each Investor may also transfer Purchased Shares as detailed in the Investment Agreements, including (i) pursuant to an underwritten public offering; (ii) pursuant to a tender or exchange offer or merger, consolidation, recapitalization or other business combination, acquisition of assets or similar transaction involving the Company, or upon the occurrence of a Fundamental Change (as defined below); (iii) following commencement by the Company of voluntary or involuntary bankruptcy proceeding; (iv) sales in any securities market on which the Common Stock is then listed or admitted for trading, subject to certain exceptions, and (v) transfers to which the Board of Directors of the Company consents.
Pursuant to the Lead Investor Investment Agreements, in the case of each of the Lead Investors, for so long as such Lead Investor has record and beneficial ownership of 25% of the Purchased Shares issued to them upon closing as defined in its respective Investment Agreement, the Company must provide such Lead Investor with written notice of any equity issuance, apart from certain excluded issuances, and must offer to sell the equity on its terms to such Lead Investor in proportion to their ownership of the Convertible Preferred Stock and Common Stock issued upon conversion of Convertible Preferred Stock. Pursuant to the Investment Agreements, the Company cannot enter into related party transactions with its affiliates unless (a) the transaction is on terms as fair and reasonable as would be obtained in a comparable arm’s length transaction with a person that is not an affiliate, or related person with respect to, the Company and (b) the transaction is approved by the audit committee of the Company’s Board of disinterested directors of the Board, independent from such affiliate or related person. From and after the seventh anniversary of the closing date in each respective Lead Investor Investment Agreement, for so long as, in the case of each of the Lead Investors, such Lead Investor has record and beneficial ownership of 50% of the Purchased Shares issued to it upon closing as defined in its respective Lead Investor Investment Agreement, such Lead Investor individually has the right to cause the Company to retain an investment banker to identify and advise the Company regarding opportunities for a company sale and participate on Company’s behalf in negotiations for, and to assist the Company in conducting, such company sale. For a period of twelve (12) months following the closing date in the applicable

Investment Agreement, the Investors are subject to certain customary standstill restrictions, including prohibitions on (i) acquiring securities or assets of the Company, (ii) effecting a tender offer, merger or acquisition of the Company and (iii) soliciting proxies or seeking a director/management change in the Company. These standstill restrictions are subject to customary exceptions.
Each offer and sale of the shares of Convertible Preferred Stock through the Investment Agreements were made in reliance an exemption from registration under the Securities Act pursuant to Section 4(a)(2) thereof. The shares of Common Stock issuable upon conversion of shares of the Convertible Preferred Stock will be issued in reliance upon the exemption from registration in Section 3(a)(9) of the Securities Act.
Stockholder Approval
The Common Stock is listed on the NYSE. Under Section 312.03 of the NYSE Listed Company Manual, stockholder approval is required prior to the issuance of shares of common stock, or of securities convertible into common stock, if:
•
such common stock or securities have, or will have upon issuance, voting power equal to 20% or more of the voting power outstanding before the issuance of such stock or securities convertible into common stock;

•
the number of shares of common stock to be issued is, or will be upon issuance, equal to 20% or more of the number of shares of common stock outstanding before the issuance of the common stock or securities convertible into common stock; or

•
the number of shares of common stock to be issued is, or will be upon issuance, equal to more than one percent of the number of shares of common stock outstanding or voting power outstanding before the issuance and such issuance is to a Related Party (as defined in the NYSE Listed Company Manual) below the Minimum Price (as defined in the NYSE Listed Company Manual).

Because (i) the maximum number of shares of Redwire’s Common Stock issuable upon conversion of the Convertible Preferred Stock and the voting power of such Convertible Preferred Stock on an as-converted basis (when convertible as set forth in the Certificate) in accordance with the Certificate would represent shares of Common Stock in excess of the 19.99% Limitation and (ii) AEI indirectly owns a majority of Redwire’s outstanding Common Stock and may be issued Common Stock upon the conversion of the Convertible Preferred Stock pursuant to the Certificate below the Minimum Price, stockholder approval of the voting and conversion features of the Convertible Preferred Stock is required under NYSE regulations.
On October 27, 2022, the Consenting Stockholder delivered to Redwire the Written Consent approving the conversion feature of the Preferred Stock and the issuance of the shares of Class A Common Stock upon conversion of the Preferred Stock. As of October 27, 2022, the Consenting Stockholder held shares of Common Stock representing over 50% of the voting power of the stock of Redwire entitled to vote generally in the election of directors. Accordingly, the Written Consent provided the requisite approval of (i) the issuance of Common Stock issuable upon the conversion of the shares of Convertible Preferred Stock below the “Minimum Price” (as defined in the NYSE Listed Company Manual) to the extent permissible under such manual and the Certificate; (ii) voting rights of the Convertible Preferred Stock in excess of limitations imposed by the NYSE and (iii) the issuance of the shares of Common Stock upon conversion of the Convertible Preferred Stock in excess of limitations imposed by the NYSE. No further approval of the stockholders is required to approve the conversion feature of the Convertible Preferred Stock and the issuance of the shares of Common Stock upon conversion of the Convertible Preferred Stock under the DGCL, the Certificate of Incorporation, the Bylaws, the Investment Agreements or the NYSE rules and regulations. As a result, Redwire is not soliciting your vote for the approval of the conversion feature of the Convertible Preferred Stock and the issuance of the shares of Common Stock upon conversion of the Convertible Preferred Stock and does not intend to call a meeting of stockholders for purposes of voting on the adoption and approval thereof.
In accordance with the Certificate of Incorporation, the Board is expressly granted authority to issue shares of preferred stock, in one or more series, and to fix for each such series such voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issue of such series and as may be permitted by the DGCL. Accordingly, no approval by the holders of the

Common Stock was required for the issuance of Convertible Preferred Stock under the DGCL. The consummation of the purchase and sale of shares of the Convertible Preferred Stock occurred on October 28, 2022, November 3, 2022, November 7, 2022 and November 8, 2022 as described throughout this Information Statement.
EFFECTS OF THE PROPOSED ISSUANCE OF COMMON STOCK
The issuance of a significant amount of common stock upon conversion of our Convertible Preferred Stock would be dilutive to our existing common stockholders and may adversely affect the price of our Common Stock. The conversion of the Convertible Preferred Stock will be dilutive to existing holders of Common Stock. Based on the capitalization of Redwire as of the Consent Date, each share of Convertible Preferred Stock was convertible into 327.8689 shares of Common Stock at an initial conversion price per share of $3.05, the conversion of which would have resulted in the issuance of Common Stock representing approximately 41.7% of our outstanding Common Stock, after giving effect to such conversion. This would amount to a dilution of approximately 29.4%. Further, in certain circumstances the Company may elect to pay accrued interest on the Notes in additional shares of Common Stock, with such issuances being further dilutive to existing holders of Common Stock. Pursuant to the Certificate, the Convertible Preferred Stock is convertible at the Holder’s option. The issuance of such shares of Common Stock upon conversion of the Convertible Preferred Stock may create downward pressure on the trading price of our Common Stock.
As previously disclosed in Redwire’s Current Report on Form 8-K dated November 1, 2022, on October 28, 2022, the Company entered into a registration rights agreement with AEI and Bain, which the Other Investors later joined via joinder, in order to grant certain registration rights to the Investors. These registration rights will facilitate the resale of shares of our Common Stock (including those issued upon conversion of the Convertible Preferred Stock) into the public market and, if the Investors sell their shares following a conversion, increase the number of shares of our Common Stock available for public trading. The potential for the Investors to sell shares of Common Stock upon effectiveness of the registration statement could create a market overhang that may exert downward pressure on the trading price of our Common Stock. Please see “Registration Rights” for a more detailed discussion of the registration rights granted to the Investors.
INTEREST OF CERTAIN PERSONS IN THE ACTIONS TAKEN
The Consenting Stockholder, an affiliate of AEI, directly or indirectly held shares representing over 50% of the voting power of the stock of Redwire entitled to vote generally in the election of directors as of October 27, 2022, the date the Written Consent was delivered to Redwire. Pursuant to the AEI Investment Agreement, AEI purchased 30,000 shares of Convertible Preferred Stock from Redwire for $30.0 million. After giving effect to such transactions and assuming the conversion of all Convertible Preferred Stock, AEI will directly or indirectly hold shares representing approximately 50.6% of the voting power of all of the issued and outstanding shares of Common Stock. Messrs. Konert, Daniels and Brothers are employed by or affiliated with AEI. As of October 27, 2022, there was a vacancy on the Board to be filled by the Bain Director. On December 2, 2022, the Bain Director was appointed to the Board, satisfying the Company's obligation to elect Bain’s initial Board designee under the Bain Investment Agreement.
No other director or officer of Redwire, nor any associate of such person, has any substantial interest by security holding or otherwise in the issuance of the shares of Common Stock underlying the outstanding shares of the Convertible Preferred Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information about the beneficial ownership of our voting securities as of May 31, 2023 for:
•	each person known to be the beneficial owner of more than 5% of any class of our voting securities;
•	each of our directors;
•	each of our Named Executive Officers; and
•	all of our current executive officers and directors as a group.
The numbers of shares of Common Stock and Preferred Stock beneficially owned and percentages of beneficial ownership are based on 64,445,106 shares of Common Stock and approximately 87,290 shares of Convertible Preferred Stock, including shares of Convertible Preferred Stock issued as PIK dividends to holders of the Convertible Preferred Stock, outstanding as of May 31, 2023. Shareholders who own shares of our Common Stock, together with shareholders who own shares of our Preferred Stockholders of shares of Common Stock are entitled to one vote per share. Pursuant to Rule 14c-2 of the Exchange Act, the Company may issue shares of Common Stock upon the conversion of Preferred Stock in an amount greater than the limitations set by the NYSE 20 calendar days following the date we first mail the accompanying Information Statement to our stockholders. The voting power shown in the table below is shown as of the date upon which the 19.99% Limitation no longer applies and assumes that the holders of shares of Convertible Preferred Stock can vote all shares of Convertible Preferred Stock.
Beneficial ownership of the Common Stock is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants, RSUs and shares of Preferred Stock that are currently exercisable or convertible, or exercisable or convertible within 60 days of May 31, 2023. Shares of Common Stock issuable pursuant to options, warrants, RSUs or shares Preferred Stock are deemed to be outstanding for purposes of computing the beneficial ownership percentage of Common Stock of the person or group holding such securities but are not deemed to be outstanding for purposes of computing the beneficial ownership percentage of any other person.
Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock and Preferred Stock owned by them and the address of each beneficial owner listed on the table is c/o 8226 Philips Highway, Suite 101, Jacksonville, Florida 32256.
	Common Stock		Preferred Stock
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding	Number of Shares Beneficially Owned	Percentage of Shares Outstanding	Voting Power
5% Shareholders
AE Partners and affiliates(1)	49,210,818	63.7%	32,268.49	37.0%	50.6%
Genesis Park II LP(2)	9,841,813	14.1%	—	—	5.0%
BCC Redwire Aggregator, L.P(3)	17,795,050	21.6%	53,682.19	61.5%	19.1%
Named Executive Officers and Directors
Jonathan E. Baliff	1,203,655(4)	1.9%	—	—	*%
Michael Bevacqua	—	—	—	—	—
John S. Bolton	432,837(5)	*	—	—	*
Reggie Brothers	45,395	*	—	—	*
Peter Cannito	228,037(6)	*	—	—	*
Les Daniels	120,830	*	—	—	*
Kirk Konert	—(7)	—	—	—	—
David Kornblatt	47,436	*	—	—	*
Nathan O’Konek	64,321(8)	*	—	—	*
Andrew Rush	117,865(9)	*	—	—	*
All other executive officers	54,687(10)	*	—	—	*

	Common Stock		Preferred Stock
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding	Number of Shares Beneficially Owned	Percentage of Shares Outstanding	Voting Power
All Directors and Executive Officers as a Group (11 individuals)	2,315,063	3.5%	—	—	1.6%
*	Indicates less than 1%.
(1)
According to the information reported on Amendment No. 3 to Schedule 13D/A (“AE 13D/A”) filed on May 23, 2023, and subsequent Section 16 filings filed from May 23, 2023 to June 7, 2023, represents (i) 36,501,671 shares of Common Stock and 2,000,000 shares of Common Stock issuable upon the exercise of warrants within 60 days of May 31, 2023 held of record by AE Red Holdings, LLC; (ii) 12,500 shares of Common Stock held of record by AE Industrial Partners, LP (a wholly-owned subsidiary of AE Red Holdings, LLC); and (iii) an aggregate of 32,268.49 shares of Preferred Stock held of record as follows: 8,384.43 shares held of record by AE Industrial Partners Fund II-A, LP (“AEI Fund II-A”), 32.27 shares held of record by AE Industrial Partners Fund II-B, LP (“AEI Fund II-B”), 13,095.63 shares held of record by AEI Fund II (together with AEI Fund II-A and AEI Fund II-B, the “AEI Funds”), and 10,756.16 shares held of record by AE Industrial Partners Structured Solutions I, L.P. (“AE Structured LP”). Voting and dispositive power with respect to the securities reported herein is exercised by Michael Greene and David H. Rowe, the managing members of AeroEquity GP, LLC, which is the general partner of AE Industrial Partners Fund II GP, LP (“AEI Fund II GP”) and AE Industrial Partners Structured Solutions I GP, LP (“AE Structured GP”). The AEI Funds are the controlling equityholders of AE Red Holdings LLC. AEI Fund II GP and AE Structured GP are the general partners of the AEI Funds and AE Structured LP, respectively. Each of the entities and individuals named herein disclaims beneficial ownership of the securities held of record by the entities and individuals listed herein, except to the extent of its or their pecuniary interest therein. The business address of each of the foregoing entities and individuals is 2500 N. Military Trail, Suite 470, Boca Raton, Florida 33431.

Includes 10,696,647 shares of Common Stock, which represent the number of shares of Common Stock owned by the Reporting Person following conversion of all shares of Convertible Preferred Stock beneficially owned by the Reporting Persons.
(2)
According to the information reported on Amendment No. 3 to Schedule 13D filed on June 8, 2022, represents (i) 4,710,014 shares of Common Stock, (ii) 4,631,799 shares of Common Stock underlying private placement warrants exercisable within 60 days of May 31, 2023, and (iii) 500,000 shares of Common Stock underlying public warrants, each held of record by Genesis Park II LP (“Manager”). Manager, (x) as the record holder of the respective securities described above may be deemed to share dispositive and voting power over such securities, and (y) as the manager of Genesis Park Holdings (“GNPK”), has voting and investment discretion with respect to securities held by GNPK (if any), and may be deemed to share dispositive and voting power over such securities held of record by GNPK (if any) with Genesis Park II GP LLC (the “General Partner”). General Partner, as the general partner of Manager, has voting and investment discretion with respect to the securities held by Manager and GNPK (if any). Each of the foregoing entities and individuals disclaims any beneficial ownership of the reported securities other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The business address of each of the foregoing entities and persons is 2000 Edwards Street, Suite B, Houston, Texas 77007.

(3)
According to the information reported on Amendment No. 1 to Schedule 13D filed on December 5, 2022, represents 50,000 shares of Preferred Stock owned of record by BCC Redwire Aggregator, L.P. that are convertible into shares of Common Stock. Bain Capital Credit Member, LLC, a Delaware limited liability company (“BCCM”), is the general partner of BCC Redwire Aggregator, L.P. As a result of the relationships between BCC Redwire Aggregator, L.P. and BCCM, BCCM may be deemed to possess indirect beneficial ownership of the securities held by BCC Redwire Aggregator, L.P. BCCM disclaims indirect beneficial ownership of the securities reported herein except to the extent of its pecuniary interest in such shares. The business address of each of the foregoing entities is 200 Clarendon Street, Boston, Massachusetts 02116.

Based on information available to the Company, the Company has included 3,682.19 shares of Convertible Preferred Stock issued to the Reporting Person as a PIK dividend.
The shares of Common Stock represent the number of shares owned by the Reporting Person following conversion of all shares of Convertible Preferred Stock beneficially owned by the Reporting Person.
(4)
Includes (i) 370,690 warrants exercisable as of May 31, 2023; (ii) 19,000 RSUs vesting within 60 days of May 31, 2023 and (iii) stock options exercisable for 38,000 shares of Common Stock that will vest and become exercisable within 60 days of May 31, 2023. .

(5)	Includes 59,310 warrants exercisable as of May 31, 2023.
(6)
Includes (i) stock options exercisable for 100,000 shares of common stock as of May 31, 2023, (ii) stock options exercisable for 56,667 shares of Common Stock that will vest and become exercisable within 60 days of May 31, 2023 and (iii) 28,334 RSUs vesting within 60 days of May 31, 2023.

(7)	Does not include 32,895 shares of Common Stock, held of record by Kirk Konert for the benefit of AE Industrial Partners, LP, as disclosed above in footnote (1) to this table.
(8)
Includes (i) stock options exercisable for 25,000 shares of common stock as of May 31, 2023, (ii) stock options exercisable for 15,000 shares of Common Stock that will vest and become exercisable within 60 days of May 31, 2023 and (iii) 7,500 RSUs vesting within 60 days of May 31, 2023.

(9)
Reflects beneficial ownership to the knowledge of the Company. Mr. Rush’s employment with the Company terminated effective as of December 9, 2022, and in connection therewith, he resigned from his position as President and Chief Operating Officer as of such date. Includes (i) stock options for 50,900 shares of common stock exercisable as of May 31, 2023, (ii) stock options exercisable for 25,450 shares of Common Stock that will vest and become exercisable within 60 days of May 31, 2023 and (iii) 12,725 RSUs vesting within 60 days of May 31, 2023.

(10)
Includes (i) stock options exercisable for 21,000 shares of common stock as of May 31, 2023, (ii) stock options exercisable for 8,026 shares of Common Stock that will vest and become exercisable within 60 days of May 31, 2023 and (iii) 4,013 RSUs vesting within 60 days of May 31, 2023.

DESCRIPTION OF OUR CAPITAL STOCK
This section of the Information Statement includes a description of our capital stock. You are encouraged to read our Certificate of Incorporation and our Bylaws for greater detail on the provisions that may be important to you. See “Where You Can Find More Information.” You should also be aware that the summary below does not give full effect to the provisions of statutory or common law that may affect your rights as a stockholder.
General
The following description summarizes certain important terms of our capital stock. Because it is only a summary, it does not contain all the information that may be important to you and is qualified in its entirety by reference to our Certificate of Incorporation, our Bylaws and to the applicable provisions of the DGCL. For a complete description of the matters set forth in this section entitled “Description of Capital Stock,” you should refer to our Certificate of Incorporation, and our Bylaws, and to the applicable provisions of Delaware law. Our authorized capital stock consists of 500,000,000 shares of Common Stock, and 100,000,000 shares of preferred stock, which number includes the currently issued and outstanding shares of Convertible Preferred Stock, par value $0.0001 per share, of the Company (the “Preferred Stock”). As of May 31, 2023, there were 64,445,106 shares of Common Stock issued and outstanding, approximately 87,290 shares of Convertible Preferred Stock issued and outstanding, and 15,920,979 warrants issued and outstanding.
Common Stock
Dividend Rights
Subject to applicable law and the rights, if any, of the holders of any outstanding series of our Preferred Stock or any class or series of stock having a preference over or the right to participate with our Common Stock with respect to the payment of dividends, dividends may be declared and paid ratably on our Common Stock out of the assets of the Company that are legally available for this purpose at such times and in such amounts as our Board in its discretion shall determine.
Voting Rights
Each outstanding share of our Common Stock is entitled to one vote on all matters submitted to a vote of shareholders. Holders of shares of Common Stock do not have cumulative voting rights.
Preemptive Rights
Our Common Stock is not be entitled to preemptive or other similar subscription rights to purchase any of our securities.
Conversion or Redemption Rights
The Company’s Common Stock is neither convertible nor redeemable.
Liquidation Rights
Upon our liquidation, the holders of our Common Stock are entitled to receive pro rata the Company’s assets that are legally available for distribution, after payment of all debts and other liabilities and subject to the prior rights of any holders of our Preferred Stock then outstanding.
Preferred Stock
Our Board may, without further action by our shareholders, from time to time, direct the issuance of shares of Preferred Stock in series and may, at the time of issuance, determine the designations, powers, preferences, privileges and relative participating, optional or special rights as well as the qualifications, limitations or restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences, any or all of which may be greater than the rights of our Common Stock. Satisfaction of any dividend preferences of outstanding shares of the Company’s Preferred Stock would reduce the amount of funds available for the payment of dividends on shares of the Company’s Common Stock. Holders of shares of our Preferred Stock may be entitled to receive a preference payment in the event of our liquidation before any payment is made to the holders of shares of our Common Stock. Under certain circumstances, the issuance of shares of our Preferred Stock may render more difficult or tend to discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of our securities or the removal of incumbent management. Upon the affirmative vote of a majority of the total number of directors then in office, our Board may issue shares of our Preferred Stock with voting and conversion rights which could adversely affect the holders of shares of our Common Stock.
Series A Convertible Preferred Stock
On October 28, 2022, the Company filed the Certificate with the state of Delaware.
Ranking and Dividend
The Convertible Preferred Stock ranks senior to the Common Stock with respect to dividends and distributions on liquidation, winding-up and dissolution. The Convertible Preferred Stock has an initial value of $1,000 per share (the “Initial Value”). Dividends on the Convertible Preferred Stock can be paid in either cash or in kind in the form of additional shares of Convertible Preferred Stock, at the option of the Company, provided that, following the date that is seven years and six months after the date the Convertible Preferred Stock is initially issued, all dividends will be paid in cash. Holders of the Convertible Preferred Stock (the “Holders”) will be entitled to (i) a cumulative cash dividend, if the Company issues dividends in cash, at a rate of 13% per annum, provided that such rate shall be increased (a) if the Company fails to get the Requisite Stockholder Approval prior to April 15, 2023 (which such approval was obtained on October 27, 2022); (b) following the date that is seven years and six months after the date the Convertible Preferred Stock is initially issued; or (c) upon certain events of noncompliance, or (ii) a cumulative dividend, if the Company issues PIK dividends, at a rate of 15% per annum, which shall be increased upon certain events of noncompliance. Any PIK dividend rate above 15% per annum will be paid in cash.
Liquidation Preference
Upon a liquidation, dissolution or winding up of the Company, each share of Convertible Preferred Stock will be entitled to receive an amount in cash per share equal to the greater of (a) the greater of (i) two times the Initial Value and (ii) the sum of the Initial Value plus all accrued and unpaid dividends on such share of Convertible Preferred Stock (such sum, the “Accrued Value”) as of the date of such liquidation, dissolution or winding up and (b) the amount that a Holder of Convertible Preferred Stock would have received with respect to such share of Convertible Preferred Stock if all shares of Convertible Preferred Stock had been converted (regardless of whether they were actually converted and without regard to any limitations on convertibility or as to whether sufficient shares of Common Stock are available out of the Company’s authorized but unissued stock for the purpose of effecting such conversion) into shares of Common Stock (the greater of (a) and (b), the “Liquidation Preference”).
Conversion
Each Holder will have the right, at its option, to convert its Convertible Preferred Stock, in whole or in part, into fully paid and non-assessable shares of Common Stock at an initial conversion price per share equal to $3.05 (the “Conversion Price”). The Conversion Price is subject to customary anti-dilution adjustments, including in the event of any stock split, stock dividend, recapitalization or similar events.
Voting
Each share of Convertible Preferred Stock is entitled to vote on an as-converted basis on any matter presented to the holders of Common Stock. AEI’s percentage of voting power does not include any shares of Convertible Preferred Stock that would, when converted into Common Stock, result in an issuance at a price below the minimum price described in the Certificate of Designation of an amount of shares of Common Stock up to 1% of the number of the total Common Stock outstanding as of the initial issue date of the Convertible Preferred Stock in accordance with Section 312.03(b)(i) of the NYSE Listing Company Manual.
As long as AEI and Bain continue to own a specified percentage of their originally issued shares of Convertible Preferred Stock, AEI and Bain will have consent rights over certain actions by the Company and its subsidiaries as set forth in the Certificate of Designation.
Mandatory Conversion
So long as certain liquidity conditions are met, the Convertible Preferred Stock will convert automatically to Common Stock if (i) the Company’s market capitalization exceeds $600.0 million for at least twenty (20) trading days during the preceding thirty (30) consecutive trading days, (ii) the Company’s trailing twelve (12) months’

Adjusted EBITDA (calculated in the same manner as the presentation of “Adjusted EBITDA” in the Company’s most recent earnings release filed with the SEC) exceeds $35.0 million, and (iii) the daily VWAP (as defined in the Certificate of Designation) of the Common Stock exceeds two (2) times the Conversion Price for at least twenty (20) trading days during the preceding thirty (30) consecutive trading days.
Fundamental Change
The Company will be deemed to have undergone a fundamental change (a “Fundamental Change”) if any of the following occurs: (a) a person other than AEI acquires more than 50% of the voting power of the Common Stock, (b) AEI acquires more than 70% of the voting power of the Common Stock, (c) any recapitalization, reclassification or change of the Common Stock; (d) any share exchange, consolidation or merger of the Company pursuant to which the Common Stock will be converted into cash, securities or other property or assets, (e) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole, or (f) the Common Stock ceases to be listed on either the NYSE, the Nasdaq Global Select Market or The Nasdaq Global Market. Upon a Fundamental Change, the Holders shall be entitled to an amount of cash equal to the greater of (a) (i) 100% of the applicable Accrued Value as of the Fundamental Change repurchase date plus (ii) if prior to the 5 year anniversary of the date the Convertible Preferred Stock was initially issued, the aggregate amount of all dividends that would have been paid in respect of an outstanding share of such series of the Convertible Preferred Stock from the Fundamental Change repurchase date through the fifth anniversary of the initial issue date of the Convertible Preferred Stock and (b) the amount that such Holder would have received in such Fundamental Change with respect to such share of Convertible Preferred Stock if all shares of Convertible Preferred Stock had been converted (regardless of whether they were actually converted and without regard to any limitations on convertibility or as to whether sufficient shares of Common Stock are available out of the Company’s authorized but unissued stock for the purpose of effecting such conversion) into shares of Common Stock on the business day immediately prior to the effective date of the relevant Fundamental Change. In certain circumstances described in the Certificate of Designation, a portion of the consideration for the Fundamental Change repurchase price may be able to be delivered in securities of the relevant acquirer.
Warrants
Public Warrants
Each whole Warrant entitles the registered holder to purchase one whole share of our Common Stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on November 24, 2021. Pursuant to the warrant agreement, dated November 23, 2020, between Genesis Park Acquisition Corp. (“GPAC”) and Continental Stock Transfer & Trust Company, as warrant agent (as may be amended, supplemented or otherwise modified from time to time, the “Warrant Agreement”), a Warrant holder may exercise its Warrants only for a whole number of shares of Common Stock. This means that only a whole Warrant may be exercised at any given time by a Warrant holder. The Warrants will expire on September 2, 2026, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.
We will not be obligated to deliver any shares of our Common Stock pursuant to the exercise for cash of a Warrant and will have no obligation to settle such Warrant exercise unless a registration statement under the Securities Act with respect to the shares of our Common Stock underlying the Warrants is then effective and a prospectus relating thereto is current, subject to our satisfying our obligations described below with respect to registration. No Warrant will be exercisable and we will not be obligated to issue shares of our Common Stock upon exercise of a Warrant unless our Common Stock issuable upon such Warrant exercise has been registered, qualified or deemed to be exempt from the registration or qualifications requirements of the securities laws of the state of residence of the registered holder of the Warrants.
We may call the Warrants for redemption:
•	in whole and not in part;
•	at a price of $0.01 per Warrant;
•	upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each Warrant holder; and

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if, and only if, the reported last sale price of our Common Stock (or the closing bid price of our Common Stock in the event shares of our Common Stock are not traded on any specific day) equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending three business days before we send the notice of redemption to the Warrant holders.

If and when the Warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws.
We have established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the Warrant exercise price. If the foregoing conditions are satisfied and we issue a notice of redemption of the Warrants, each Warrant holder will be entitled to exercise its Warrant prior to the scheduled redemption date. However, the price of our Common Stock may fall below the $18.00 redemption trigger price as well as the $11.50 (for whole shares) Warrant exercise price after the redemption notice is issued.
If we call the Warrants for redemption as described above, our management will have the option to require any holder that wishes to exercise its Warrant to do so on a “cashless basis.” In determining whether to require all holders to exercise their Warrants on a “cashless basis,” our management will consider, among other factors, our cash position, the number of Warrants that are outstanding and the dilutive effect on our shareholders of issuing the maximum number of shares of our Common Stock issuable upon the exercise of our Warrants. If our management takes advantage of this option, all holders of Warrants would pay the exercise price by surrendering their Warrants for that number of shares of our Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of our Common Stock underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of our Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of Warrants. If our management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of our Common Stock to be received upon exercise of the Warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a Warrant redemption. If we call our Warrants for redemption and our management does not take advantage of this option, GNPK and its permitted transferees would still be entitled to exercise their private placement Warrants for cash or on a cashless basis using the same formula described above that other Warrant holders would have been required to use had all Warrant holders been required to exercise their Warrants on a cashless basis, as described in more detail below.
A holder of a Warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such Warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the Warrant agent’s actual knowledge, would beneficially own in excess of 4.9% or 9.8% (or such other amount as a holder may specify) of the shares of our Common Stock outstanding immediately after giving effect to such exercise.
If the number of outstanding shares of our Common Stock is increased by a stock dividend payable in shares of our Common Stock, or by a split-up of shares of our Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of our Common Stock issuable on exercise of each Warrant will be increased in proportion to such increase in the outstanding shares of our Common Stock. A rights offering to holders of our Common Stock entitling holders to purchase shares of our Common Stock at a price less than the fair market value will be deemed a stock dividend of a number of shares of our Common Stock equal to the product of (i) the number of shares of our Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for our Common Stock) and (ii) one minus the quotient of (x) the price per share of our Common Stock paid in such rights offering divided by (y) the fair market value. For these purposes (A) if the rights offering is for securities convertible into or exercisable for our Common Stock, in determining the price payable for our Common Stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (B) fair market value means the volume weighted average price of our Common Stock as reported during the 10 trading day period ending on the trading day prior to the first date on which the shares of our Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

If the number of outstanding shares of our Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of our Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of our Common Stock issuable on exercise of each Warrant will be decreased in proportion to such decrease in outstanding shares of our Common Stock.
Whenever the number of shares of our Common Stock purchasable upon the exercise of the Warrants is adjusted, as described above, the Warrant exercise price will be adjusted by multiplying the Warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of our Common Stock purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of our Common Stock so purchasable immediately thereafter.
In case of any reclassification or reorganization of the outstanding shares of our Common Stock (other than those described above or that solely affects the par value of such shares of our Common Stock), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of our outstanding shares of our Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the Warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of our Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the Warrants would have received if such holder had exercised their Warrants immediately prior to such event. If less than 70% of the consideration receivable by the holders of our Common Stock in such a transaction is payable in the form of our Common Stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the Warrant properly exercises the Warrant within thirty days following public disclosure of such transaction, the Warrant exercise price will be reduced as specified in the Warrant Agreement based on the Black-Scholes Warrant Value (as defined in the Warrant Agreement) of the Warrant.
The Warrants were issued in registered form under the Warrant Agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The Warrant Agreement provides that the terms of the Warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of a majority of the then-outstanding public Warrants to make any change that adversely affects the interests of the registered holders of public Warrants.
The Warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to us, for the number of Warrants being exercised. The Warrant holders do not have the rights or privileges of holders of our Common Stock and any voting rights until they exercise their Warrants and receive shares of our Common Stock. After the issuance of shares of our Common Stock upon exercise of the Warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by shareholders.
Warrants may be exercised only for a whole number of shares of our Common Stock. No fractional shares will be issued upon exercise of the Warrants. If, upon exercise of the Warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number of shares of our Common Stock to be issued to the Warrant holder.
Private Placement Warrants
The private placement Warrants are not redeemable by us, so long as they are held by Genesis Park Holdings, Jefferies LLC, AE Red Holdings, LLC, or their respective permitted transferees. Additionally, for so long as the private placement Warrants are held by Jefferies LLC or its designees or affiliates, they may not be exercised after November 27, 2025. Genesis Park Holdings, Jefferies LLC, AE Red Holdings, LLC and their respective permitted transferees have the option to exercise the private placement Warrants on a cashless basis. Except as described below, the private placement Warrants have terms and provisions that are identical to those of the public Warrants. If the private placement Warrants are held by holders other than the Genesis Park Holdings, Jefferies LLC, AE Red Holdings, LLC or their respective permitted transferees, the private placement Warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units sold in GPAC’s initial public offering.
If holders of the private placement Warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering their Warrants for that number of shares of our Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of our Common Stock underlying the Warrants, multiplied by the excess of the “fair market value” (defined below) of the shares of our Common Stock over the exercise price of the Warrants by (y) the fair market value. The “fair market value” will mean the average reported closing price of the shares of our Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of Warrant exercise is sent to the warrant agent. The reason that we have agreed that these Warrants will be exercisable on a cashless basis so long as they are held by the Genesis Park Holdings, Jefferies LLC, AE Red Holdings, LLC s or their respective permitted transferees is because, in the case of Genesis Park Holdings and its permitted transferees, it is not known at this time whether they will be affiliated with Us following an initial business combination and, in the case of Genesis Park Holdings, AE Red Holdings, LLC and their respective permitted transferees, GNPK, Jefferies and Holdings agreed that the private placement Warrants purchased by Jefferies and issued to Holdings in connection with the closing of the Merger would have the same terms as the private placement Warrants purchased by GNPK. If GNPK or Holdings or any of their respective permitted transferees is affiliated with us, their ability to sell our securities in the open market will be significantly limited. We expect that we will have policies in place that prohibit insiders from selling our securities, except during specific periods of time. Even during such periods of time when insiders will be permitted to sell our securities, an insider cannot trade in our securities if such insider is in possession of material nonpublic information. Accordingly, unlike public shareholders who could exercise their warrants and sell our Common Stock issuable upon such exercise freely in the open market, the insiders could be significantly restricted from doing so. As a result, we believe that allowing the holders to exercise such Warrants on a cashless basis is appropriate.
Quorum
The holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote at the meeting, present in person, or represented by proxy, will constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise required by law, the rules of any stock exchange upon which our securities are listed or provided by the Certificate of Incorporation or Bylaws; provided, however, that where a separate vote by a class or series or classes or series is required, the holders of a majority in voting power of the shares of such class or classes or series of the capital stock of our issued and outstanding and entitled to vote on such matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on such matter. If, however, such quorum will not be present or represented at any meeting of the shareholders, the chairperson of the meeting or shareholders holding a majority in voting power of the shares of our stock, present in person or by proxy and entitled to vote thereon, shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each shareholder entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.
Anti-Takeover Effects of Our Certificate of Incorporation and Our Bylaws
Our Certificate of Incorporation, Bylaws and the DGCL contain provisions, which are summarized in the following paragraphs that are intended to enhance the likelihood of continuity and stability in the composition of our Board. These provisions are intended to avoid costly takeover battles, reduce our vulnerability to a hostile change of control and enhance the ability of our Board to maximize shareholder value in connection with any unsolicited offer to acquire us. However, these provisions may have an anti-takeover effect and may delay, deter or prevent a merger or acquisition of the Company by means of a tender offer, a proxy contest or other takeover attempt that a shareholder might consider in its best interest, including those attempts that may result in a premium over the prevailing market price for the shares of Common Stock held by shareholders.
These provisions include:
•
Classified Board: Our Certificate of Incorporation provides that our Board be divided into three classes of directors, with the classes as nearly equal in number as possible, and with the directors serving three-year terms. As a result, approximately one-third of our Board will be elected each year. The classification of directors will have the effect of making it more difficult for shareholders to change the composition of our Board. Our Certificate of Incorporation also provides that, subject to any rights of holders of our Preferred Stock to elect additional directors under specified circumstances, the number of directors will be fixed exclusively pursuant to a resolution adopted by our Board.
•
Shareholder Action by Written Consent: Our Certificate of Incorporation will preclude shareholder action by written consent at any time when Holdings and its permitted transferees beneficially own, in the aggregate, less than 50% in voting power of our stock entitled to vote generally in the election of directors.

•
Special Meetings of Shareholders: Our Certificate of Incorporation and Bylaws provides that, except as required by law, special meetings of our shareholders may be called at any time only by or at the direction of our Board or the chairman of our Board. Our Bylaws prohibit the conduct of any business at a special meeting other than as specified in the notice for such meeting. These provisions may have the effect of deferring, delaying or discouraging hostile takeovers, or changes in control or management of the Company.

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Advance Notice Procedures: Our Bylaws establish an advance notice procedure for shareholder proposals to be brought before an annual meeting of our shareholders, including proposed nominations of persons for election to our Board. Shareholders at an annual meeting are only able to consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of our Board or by a shareholder who was a shareholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has given our Secretary timely written notice, in proper form, of the shareholder’s intention to bring that business before the meeting. Although the Bylaws do not give our Board the power to approve or disapprove shareholder nominations of candidates or proposals regarding other business to be conducted at a special or annual meeting, the Bylaws may have the effect of precluding the conduct of certain business at a meeting if the proper procedures are not followed or may discourage or deter a potential acquirer from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of us.

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Removal of Directors; Vacancies: Our Certificate of Incorporation provides that directors may be removed with or without cause upon the affirmative vote of a majority in voting power of all outstanding shares of stock entitled to vote thereon, voting together as a single class; provided, however, at any time when Holdings and its permitted transferees beneficially own, in the aggregate, less than 50% in voting power of our stock entitled to vote generally in the election of directors, directors may only be removed for cause, and only by the affirmative vote of holders of at least 66 2⁄3% in voting power of all the then-outstanding shares of our stock entitled to vote thereon, voting together as a single class. In addition, our Certificate of Incorporation provides that, subject to the rights of any holders of our Common Stock under the Investor Rights Agreement and the rights granted to one or more series of our Preferred Stock then outstanding, at any time when AE Red Holdings, LLC and its permitted transferees beneficially own, in the aggregate, less than 50% in voting power of our stock, any newly created directorship on our Board that results from an increase in the number of directors and any vacancies on our Board will be filled only by the affirmative vote of a majority of the remaining directors, even if less than a quorum, or by a sole remaining director.

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Supermajority Approval Requirements: Our Certificate of Incorporation and Bylaws provide that our Board is expressly authorized to make, alter, amend, change, add to, rescind or repeal, in whole or in part, our Bylaws without a shareholder vote in any matter not inconsistent with the laws of the State of Delaware and our Certificate of Incorporation. The Bylaws may be amended or repealed, and new bylaws may be adopted, by the affirmative vote of the holders of at least 66 2⁄3% of the voting power of all the then-outstanding shares of stock entitled to vote on such amendment, repeal or adoption, voting together as a single class; provided, however, that if the our Board recommends that shareholders approve such amendment or repeal at such meeting of shareholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares of stock entitled to vote on such amendment or repeal, voting together as a single class. At any time when AE Red Holdings, LLC and its permitted transferees beneficially own, in the aggregate, less than 50% in voting power of all outstanding shares of the stock of the Company entitled to vote generally in the election of directors, any amendment, alteration, rescission or repeal of our Bylaws by our shareholders will require the affirmative vote of the holders of at least 66 2⁄3% in voting power of all the then-outstanding shares of our stock entitled to vote thereon, voting together as a single class.
The DGCL provides generally that the affirmative vote of a majority of the outstanding shares entitled to vote thereon, voting together as a single class, is required to amend a corporation’s certificate of incorporation, unless the certificate of incorporation requires a greater percentage. Our Certificate of Incorporation provides that at any time when Holdings and its permitted transferees beneficially own, in the aggregate, less than 50% in voting power of the stock of the Company entitled to vote generally in the election of directors, the following provisions in our Certificate of Incorporation may be amended, altered, repealed or rescinded only by the affirmative vote of the holders of at least 66 2⁄3% (as opposed to a majority threshold that would apply if Holdings and its permitted transferees beneficially own, in the aggregate, 50% or more) in voting power of all the then- outstanding shares of our stock entitled to vote thereon, voting together as a single class:
•	the provision requiring a 66 2⁄3% supermajority vote for shareholders to amend our Bylaws;
•	the provisions providing for a classified board of directors (the election and term of our directors);
•	the provisions regarding resignation and removal of directors;
•	the provisions regarding entering into business combinations with interested shareholders;
•	the provisions regarding shareholder action by written consent;
•	the provisions regarding calling special meetings of shareholders;
•	the provisions regarding filling vacancies on our Board and newly created directorships;
•	the provisions eliminating monetary damages for breaches of fiduciary duty by a director;
•	the provision requiring exclusive forum in Delaware; and
•	the amendment provision requiring that the above provisions be amended only with a 66 2⁄3% supermajority vote.
The combination of the classification of our Board, the lack of cumulative voting and the supermajority voting requirements will make it more difficult for our existing shareholders to replace our Board as well as for another party to obtain control of us by replacing our Board. Because our Board has the power to retain and discharge our officers, these provisions could also make it more difficult for existing shareholders or another party to effect a change in management.
Authorized but Unissued Shares
Our authorized but unissued shares of our Common Stock and our Preferred Stock will be available for future issuance without shareholder approval, subject to stock exchange rules, at the discretion of our Board. These additional shares may be utilized for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions and employee benefit plans. One of the effects of the existence of authorized but unissued Common Stock or Preferred Stock may be to enable our Board to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of our management and possibly deprive our shareholders of opportunities to sell their shares of our Common Stock at prices higher than prevailing market prices.
Dissenters’ Rights of Appraisal and Payment
Under the DGCL, with certain exceptions, our shareholders have appraisal rights in connection with a merger or consolidation of us. Pursuant to the DGCL, shareholders who properly request and perfect appraisal rights in connection with such merger or consolidation have the right to receive payment of the fair value of their shares as determined by the Delaware Court of Chancery.

Shareholders’ Derivative Actions
Under the DGCL, any of our shareholders may bring an action in our name to procure a judgment in Our favor, also known as a derivative action, provided that the shareholder bringing the action is a holder of Our shares at the time of the transaction to which the action relates or such shareholder’s stock thereafter devolved by operation of law.
Exclusive Forum
Our Certificate of Incorporation provides that, unless we consent in writing to the selection of an alternative forum, a state court within the State of Delaware (or, if no state court within the State of Delaware has jurisdiction, the United States District Court for the District of Delaware) will be the sole and exclusive forum for (1) any derivative action or proceeding brought on Our behalf, (2) any action asserting a claim of breach of a fiduciary duty owed by any of Our directors, officers or other employees to us or our shareholders, (3) any action asserting a claim against the Company or any director or officer of the Company arising pursuant to any provision of the DGCL, our Certificate of Incorporation or Our Bylaws, (4) any other action asserting a claim against us or any director or officer of the Company that is governed by the internal affairs doctrine or (5) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the DGCL; provided that for the avoidance of doubt, the forum selection provision that identifies a state court within the State of Delaware as the exclusive forum for certain litigation, including any “derivative action”, will not apply to suits to enforce a duty or liability created by the Securities Act, the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock will be deemed to have notice of and to have consented to the provisions of our Certificate of Incorporation described above. Although we believe these provisions benefit us by providing increased consistency in the application of Delaware law for the specified types of actions and proceedings, the provisions may have the effect of discouraging lawsuits against us or our directors and officers.
Transfer Agent and Registrar
The transfer agent and registrar for our Common Stock is Continental Stock Transfer & Trust Company. The transfer agent’s address is 1 State Street, 30th Floor, New York, New York 10004.
Listing
Our Common Stock and Warrants are listed on NYSE are under the symbols “RDW” and “RDW.WS”, respectively.

REGISTRATION RIGHTS AGREEMENT
Redwire, AEI and Bain, and the Other Investors entered into a registration rights agreement (the “Registration Rights Agreement”) relating to the shares of Common Stock issuable upon conversion of the Convertible Preferred Stock The Registration Rights Agreement provides that, within nine (9) months after the closing of the transactions contemplated by the Investment Agreement, Redwire will prepare and file a registration statement (the “Resale Shelf Registration Statement”) to permit the public resale of the shares of Common Stock issuable upon conversion of the Convertible Preferred Stock, provided that, if not eligible to file a Form S-3, Redwire will file the registration statement on the timeline and in the manner in the Registration Rights Agreement. Redwire shall use its commercially reasonable efforts to cause the registration statement to be continuously effective from and after the date it is first declared or becomes effective until there are no shares of Common Stock outstanding thereunder.
In addition, in the event that Redwire proposes to engage file a registration statement under the Securities Act with respect to an offering (or to make an underwritten public offering pursuant to a previously filed registration statement) of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock, whether or not for sale for its own account, then the Company shall give prompt written notice of such filing, which notice shall be given, to the extent reasonably practicable, no later than ten (10) business days prior to the filing (the “Piggyback Notice”) to the Holders. Subject to any applicable restrictions on transfer in the Investment Agreements or otherwise, AEI, Bain (or a Holder of the majority of the Convertible Preferred Stock or Common Stock converted from Convertible Preferred Stock then outstanding) after the Resale Shelf Registration Statement becomes effective, subject to certain limitations, so long as the Resale Shelf Registration Statement or a subsequent shelf registration statement remains effective, may deliver a written notice to the Company specifying that the sale of some or all of the registrable securities subject to the such shelf registration statement is intended to be conducted through an underwritten offering.
Finally, such Investor may demand that the Company file a registration statement, which may be on Form S-1, or Form S-3 if the Company is eligible, for the purpose of conducting an underwritten offering of any or all of such Investor's registrable securities (the “Demand Registration”). The Company shall, unless the Company is subject to a market stand-off pursuant to an agreement within one or more investment banks (in which case the Company shall promptly inform such Investor), within ten (10) days of its receipt of the Demand Registration request, notify, in writing, all other Holders of such demand, and each Holder who thereafter wishes to include all or a portion of such Holder’s registrable securities in such Demand Registration (each such Holder that includes all or a portion of such Holder’s registrable securities in such registration, a “Requesting Demand Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company.
Redwire will pay all registration expenses incident to the performance of its obligations under the Registration Rights Agreement other than: (i) fees and expenses of counsel engaged by the selling stockholders; and (ii) commissions and discounts of brokers, dealers and underwriters.

OTHER MATTERS
Proposals by Security Holders
No stockholder proposals are included in this Information Statement.
Effective Dates
The actions will take effect on or about July 11, 2023, which is the 21st calendar day following the date Redwire first mailed this Information Statement to its stockholders.
Expenses
Redwire will bear all costs related to this Information Statement. Redwire will reimburse brokerage houses and other custodians, nominees, trustees and fiduciaries representing beneficial owners of shares for their reasonable out-of-pocket expenses for forwarding this Information Statement to such beneficial owners.
Dissenters’ Rights of Appraisal
None of the DGCL, the Certificate of Incorporation or the Bylaws provides holders of the Common Stock or Convertible Preferred Stock with dissenters’ or appraisal rights in connection with the actions described in this Information Statement.

HOUSEHOLDING
As permitted under the Exchange Act, in those instances where Redwire is mailing a printed copy of this Information Statement, only one copy of this Information Statement is being delivered to stockholders that reside at the same address and share the same last name, unless one or more of such stockholders have notified Redwire of their desire to receive multiple copies of this Information Statement. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.
Redwire will promptly deliver, upon oral or written request, a separate copy of this Information Statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Redwire at 8226 Philips Highway, Suite 101, Jacksonville, Florida 32256 or by telephone at (650) 701-7722. Stockholders residing at the same address and currently receiving multiple copies of this Information Statement may contact Redwire at the address or telephone number above to request that only a single copy of an information statement be mailed in the future.

WHERE YOU CAN FIND MORE INFORMATION
The SEC maintains a website that contains reports, proxy and information statements and other information regarding us and other issuers that file electronically with the SEC at www.sec.gov. Our proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website.

INCORPORATION BY REFERENCE
The SEC allows us to “incorporate by reference” into this Information Statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Information Statement, and information that we file later with the SEC will automatically update and supersede this information. Therefore, you should check for reports that we may have filed with the SEC after the date of this Information Statement. We incorporate by reference the following filings (except for information therein furnished to the SEC that is not deemed to be “filed” for purposes of the Exchange Act):
•	our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023;
•	our Quarterly Report on Form 10-Q for the three months ended March 31, 2023, filed with the SEC on May 11, 2023;
•	our Proxy Statement on Schedule 14A for our 2023 annual meeting, filed with the SEC on April 25, 2023; and
•	our Current Reports on Form 8-K filed with the SEC on January 9, 2023, June 1, 2023 and June 7, 2023, and our amended Current Report on Form 8-K filed with the SEC on January 17, 2023.
Any statement contained in this Information Statement or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in any subsequently filed document which is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.
This Information Statement, or information incorporated by reference herein, contains summaries of certain agreements that we have filed as exhibits to various SEC filings, as well as certain agreements that we entered into in connection with the transactions discussed herein. The descriptions of the agreements contained in this Information Statement or information incorporated by reference herein do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements. You can obtain copies of the Information Statement and the documents incorporated by reference in this Information Statement, including the Annual Report, through our website, www.redwire.com, and from the SEC at its website, www.sec.gov, or by making written or telephone requests for such copies to:
Redwire Corporation
Attention: Investor Relations
8226 Philips Highway, Suite 101
Jacksonville, Florida 32256
(650) 701-7722
We have not authorized anyone to provide any information other than that contained or incorporated by in this Information Statement. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. You should not assume that the information in this Information Statement is accurate as of any date other than the date of this document.

Annex A
CERTIFICATE OF AMENDMENT OF CERTIFICATE OF DESIGNATION OF
SERIES A CONVERTIBLE PREFERRED STOCK OF
REDWIRE CORPORATION
Redwire Corporation, a Delaware corporation (the “Corporation”) hereby certifies that:
First, on October 28, 2022, the Corporation filed a Certificate of Designation of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Convertible Preferred Stock”) of the Corporation (the “Certificate of Designation”) with the Office of the Secretary of State of the State of Delaware, pursuant to a resolution duly adopted by the Board of Directors of the Corporation (the “Board”) and pursuant to authority granted to the Board by Section 151 of the General Corporation Law of the State of Delaware (the “General Corporation Law”) and by the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), which authorizes the issuance of preferred stock, par value $0.0001 per share, of the Corporation (“Preferred Stock”).
Second, the amendments to the Certificate of Designation set forth in this Certificate of Amendment were duly adopted in accordance with the provisions of Sections 242 and 228 of the General Corporation Law.
Third, the Certificate of Designation is hereby amended in its entirety to read as follows (and all references to the Certificate of Designation set forth herein shall be deemed to include the Certificate of Designation as amended by this Certificate of Amendment):
1. Designation. There shall be a series of Preferred Stock that shall be designated as “Series A Convertible Preferred Stock”, par value $0.0001 per share and the number of shares constituting such series (“Shares” and each a “Share”) shall be 88,000. The rights, preferences, powers, restrictions and limitations of the Series A Convertible Preferred Stock shall be as set forth herein. The Series A Convertible Preferred Stock shall be issued in book-entry form on the Corporation’s share ledger, subject to the rights of holders to receive certificated Shares under the General Corporation Law.
2. Defined Terms. For purposes hereof, the following terms shall have the following meanings:
“Accrued Value” means, with respect to any Share, on any date, the sum of (a) the Initial Value plus (b) all accrued (including as a result of compounding) and unpaid dividends (whether or not declared) on such Share as of such date.
“Additional Stock” has the meaning set forth in Section 7.6(i)(i).
“AE Investment Agreement” means the Investment Agreement, dated October 28, 2022, by and between the Corporation and the AE Investor, as amended from time to time in accordance with the terms thereof.
“AE Investor” means AE Industrial Partners, Fund II L.P., a Delaware limited partnership, and AE Industrial Partners Structured Solutions I, L.P., a Delaware limited partnership (together with their successors and any Affiliate that becomes a party to the AE Investment Agreement).
“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.
“Bain Investment Agreement” means the Investment Agreement dated October 28, 2022, by and between the Corporation and the Bain Investor, as amended from time to time in accordance with the terms thereof.
“Bain Investor” means BCC Redwire Aggregator, L.P., a Delaware limited partnership (together with its successors and any Affiliate that becomes a party to the Bain Investment Agreement).
“Beneficial Owner” has the meaning set forth in Section 7.4(a).
“Beneficial Ownership Limitation” means, at any time, (a) 9.9 % of the shares of Common Stock outstanding at such time with respect to any Other Investor or any Holder other than the AE Investor and the Bain Investor and (b) infinity with respect to each of the AE Investor and the Bain Investor; provided that, notwithstanding the foregoing, any Holder shall have the right to increase or decrease the Beneficial Ownership

Limitation with respect to itself to any other number, with any increase to be effective only upon such Holder providing the Corporation with prior written notice of such increase, which shall be effective sixty-one (61) days after delivery of such notice to the Corporation.
“Board” has the meaning set forth in the Recitals.
“Business Day” means any day except a Saturday, a Sunday or any other day on which the SEC or banks in New York City are authorized or required by Law to be closed.
“Capital Stock” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity.
“Cash Annual Rate” means 13% per annum; provided that the Cash Annual Rate shall mean 15% per annum (a) in the event that the Corporation fails to obtain the Requisite Stockholder Approval prior to April 15, 2023 and (b) from and after the seven (7) year and six (6) month anniversary of the Initial Issue Date. The Cash Annual Rate shall be subject to change as set forth in Section 10.
“Certificate of Designation” has the meaning set forth in the Recitals.
“Certificate of Incorporation” has the meaning set forth in the Recitals.
“Closing Price” of the Common Stock on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is traded. If the Common Stock is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Closing Price” shall be the last quoted bid price for the Common Stock in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock is not so quoted, the “Closing Price” shall be the average of the mid-point of the last bid and ask prices for the Common Stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Corporation for this purpose.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Common Equity” of any Person means Capital Stock of such Person that is generally entitled (a) to vote in the election of directors of such Person or (b) if such Person is not a corporation, to vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management or policies of such Person.
“Common Stock” means the common stock, par value $0.0001 per share, of the Corporation, subject to Section 7.6(f).
“Common Stock Liquidity Conditions” will be satisfied with respect to a Mandatory Conversion if:
(a) either (i) each share of Common Stock to be issued upon such Mandatory Conversion of any share of Series A Convertible Preferred Stock would be eligible to be offered, sold or otherwise transferred by the Holder of such share of Series A Convertible Preferred Stock pursuant to Rule 144, without any requirements as to volume, manner of sale, availability of current public information (whether or not then satisfied) or notice; or (ii) the offer and sale of such share of Common Stock by such Holder are registered pursuant to an effective registration statement under the Securities Act and such registration statement is reasonably expected by the Corporation to remain effective and usable, by the Holder to sell such share of Common Stock, continuously during the period from, and including, the date the related Mandatory Conversion Notice is sent to such Holder, and including, the thirtieth (30th) calendar day after the date such share of Common Stock is issued; provided that each Holder will supply all information reasonably requested by the Corporation for inclusion, and required to be included, in any registration statement or prospectus supplement related to the resale of the Common Stock issuable upon conversion of the Series A Convertible Preferred Stock pursuant to this clause (a)(ii); provided further that if a Holder fails to provide such information to the Corporation within fifteen (15) calendar days following any such request, then this clause (a)(ii) and clause (b) will automatically be deemed to be satisfied with respect to such Holder; and
(b) each share of Common Stock referred to in clause (a) above (i) will, when issued (or, in the case of clause (a)(ii), when sold or otherwise transferred pursuant to the registration statement referred to in such clause) (1) be admitted for book-entry settlement through DTC with an “unrestricted” CUSIP number; and (2) not be represented by any certificate that bears a legend referring to transfer restrictions under the Securities Act or other securities laws; and (ii) will, when issued, be listed and admitted for trading, without suspension or material limitation on trading, on any of The New York Stock Exchange, The Nasdaq Global Market or The Nasdaq Global Select Market (or any of their respective successors).
“Conversion Date” has the meaning set forth in Section 7.3(a).
“Conversion Price” has the meaning set forth in Section 7.1.
“Conversion Rights” has the meaning set forth in Section 7.
“Conversion Share Cap” means initially, as of the date of this Agreement, for each share of Series A Convertible Preferred Stock converted, the quotient obtained by dividing (x) 20% of the total Common Stock outstanding as of the Initial Issue Date by (y) the number of shares of Series A Convertible Preferred Stock issued prior to such time (whether or not any or all of such shares remain outstanding). The Conversion Share Cap shall be adjusted in a manner inversely proportional to adjustments to the Conversion Price pursuant to Sections 7.6(a), (b), (c), (d) and (e) and shall be adjusted for any shares of Series A Convertible Preferred Stock issued pursuant to Section 6.4(a)(iii); provided that until the date of the Requisite Stockholder Approval, the Conversion Share Cap shall include any shares of Series A Convertible Preferred Stock that would, when issued, result in an issuance at a price below the Minimum Price of an amount of shares of Common Stock equal to or in excess of 20% of the number of the total Common Stock outstanding as of the Initial Issue Date in accordance with Section 312.03(c) of the NYSE Listing Company Manual; provided further that until the date of the Requisite Stockholder Approval, in the case of the AE Investor, the Conversion Share Cap shall include any shares of Series A Convertible Preferred Stock that would, when issued, result in an issuance at a price below the Minimum Price of an amount of shares of Common Stock up to 1% of the number of the total Common Stock outstanding as of the Initial Issue Date in accordance with Section 312.03(b)(i) of the NYSE Listing Company Manual.
“Conversion Shares” means the shares of Common Stock then issuable upon conversion of the Series A Convertible Preferred Stock in accordance with the terms of Section 7 or Section 8.
“Corporation” has the meaning set forth in the Preamble.
“Cure Period” has the meaning set forth in Section 10.
“Daily VWAP” means, for any Trading Day, the per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “RDW <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one share of the Common Stock on such Trading Day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Corporation). The “Daily VWAP” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.
“Distributed Property” has the meaning set forth in Section 7.6(c).
“Dividend Payment Date” shall mean May 1 and November 1 of each year; provided that if any such Dividend Payment Date would otherwise occur on a day that is not a Business Day, such Dividend Payment Date shall instead be (and any dividend payable on Series A Convertible Preferred Stock on such Dividend Payment Date shall instead be payable on) the immediately succeeding Business Day (with any additional accumulated dividends in connection with such additional Business Day(s) being recognized in the Dividend Period commencing on such Dividend Payment Date).
“Dividend Payment Record Date” shall mean April 15 and October 15 of each year; provided that if any such Dividend Payment Record Date would otherwise occur on a day that is not a Business Day, such Dividend Payment Record Date shall instead be the immediately succeeding Business Day.
“Dividend Period” shall mean the period commencing on and including a Dividend Payment Date (or, in the case of the initial Dividend Period, the Initial Issue Date) and shall end on and include the day immediately preceding the next Dividend Payment Date.

“DTC” has the meaning set forth in Section 7.3(a).
“Event of Noncompliance” has the meaning set forth in Section 10.
“Ex-Dividend Date” means the first date on which shares of the Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Corporation or, if applicable, from the seller of Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Excluded Acquirer” means any new or successor investment entity, fund or similar vehicle in circumstances in which the limited partners, investors or equivalent of investors in the investment entities, funds or similar vehicles affiliated with the AE Investor would, as a result of any transfer, receive proceeds in respect of the realization of such investment entities’, funds’ or similar vehicles’ direct or indirect investment in the Corporation.
“Excluded Issuance” means the issuance of (a) shares of equity securities issued by the Corporation as a stock dividend payable in shares of equity securities, or upon any subdivision or split-up of the outstanding shares of capital stock; (b) the issuance of shares of equity securities (including upon the exercise of options) to purchase Common Stock to employees, officers, directors or consultants of the Corporation pursuant to any plan duly adopted for such purpose by a majority of the Board or a majority of the members of a committee of the Board established for such purpose, (c) securities issued upon the exercise or exchange of securities outstanding on the Initial Issue Date, provided that such securities have not been amended since the Initial Issue Date to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, (d) securities, including options or warrants to purchase Common Stock, issued pursuant to acquisitions or strategic transactions approved by a majority of the Board and not for the primary purpose of raising capital, (e) securities, including options or warrants to purchase Common Stock, issued pursuant to a joint venture, license or other strategic partnership or agreement where the Corporation’s securities comprise, in whole or in part, the consideration paid by the Corporation in such transaction, so long as such issuances are not for the primary purpose of raising capital, (f) shares of equity securities issued as consideration in connection with a “business combination” (as defined by the rules and regulations promulgated by the SEC) or as consideration in connection with bona fide acquisitions of securities or all or any material portion of the assets of another unaffiliated Person, business unit, division or business, (g) shares of a Subsidiary of the Corporation issued to the Corporation or a wholly-owned Subsidiary of the Corporation, (h) securities pursuant to any bona fide equipment loan or leasing arrangement, real property leasing arrangement or debt financing from a bank or similar financial institution approved by a majority of the Board and shares of equity securities issued to a third-party lender as additional yield or return (in the form of a customary “equity kicker”), (i) shares of equity securities issued to the public as part of an at-the-market (ATM) offering program; (j) securities issued for hedging transactions in connection with convertible or exchangeable bond transactions; (k) shares of Common Stock issued or issuable in connection with any settlement approved by the Board; (l) shares of Common Stock that are otherwise excluded by consent of the Holders of a majority of the Series A Convertible Preferred Stock; (m) shares of Common Stock issued or issuable in connection with sponsored research, collaboration, technology license, development, marketing or other similar arrangements or strategic partnerships unanimously approved by the Board; (n) shares of Common Stock issued to suppliers of goods or services in connection with the provision of goods or services pursuant to transactions unanimously approved by the Board; and (o) the Series A Convertible Preferred Stock and in each case, any shares of Common Stock issued or issuable upon the conversion thereof.
“Fundamental Change” shall be deemed to have occurred at the time after the Series A Convertible Preferred Stock is originally issued if any of the following occurs:
(a) (x) a “person” or “group” within the meaning of Section 13(d) of the Exchange Act (other than the Corporation, the Corporation’s Wholly Owned Subsidiaries, the employee benefit plans of the Corporation and/or its Wholly Owned Subsidiaries, the AE Investor and/or its Affiliates (excluding their other portfolio companies (as such term is commonly understood in the private equity industry) and any Excluded Acquirer), or any “group” that includes the AE Investor or any such Affiliate that may be deemed to exist among the parties to the Investor Rights Agreement or any other bona fide voting, support or similar agreement solely by reason of their entry into such agreement or the performance of the terms thereof), has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of Common Stock representing more than 50% of the voting power of the Common Stock (it being understood that no such portfolio company shall be deemed to beneficially own shares of Common Stock solely by virtue of the fact that an individual that serves as a director, officer, manager, employee or advisor of such portfolio company (or other similarly situated dual-role individuals) exercises voting or dispositive power over such shares on behalf of another Person), or (y) the AE Investor or any Affiliates thereof or a “group” with the meaning of Section 13(d) of the Exchange Act that includes the AE Investor or any such Affiliate (excluding any “group” that may be deemed to exist among the parties to the Investor Rights Agreement or any other bona fide voting, support or similar agreement solely by reason of their entry into such agreement or the performance of the terms thereof) becomes the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of the Common Stock representing more than 70% of the voting power of the Common Stock; provided that in calculating beneficial ownership for purposes of this clause (y), shares of Common Stock the beneficial ownership of which was initially acquired by the AE Investor or any such Affiliate pursuant to a bona fide equity financing shall be excluded from both the numerator and the denominator; provided further that transfers of Common Stock or Series A Preferred Stock between the Lead Investors or their Affiliates shall not be deemed a Fundamental Change in any case (unless such transfer is pursuant to a merger, consolidation, recapitalization or other business combination relating to the Company or its Subsidiaries or pursuant to a transaction approved by the Board);
(b) the consummation of (A) any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision or combination) as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets; (B) any share exchange, consolidation or merger of the Corporation pursuant to which the Common Stock will be converted into cash, securities or other property or assets; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Corporation and its Subsidiaries, taken as a whole, to any Person other than one of the Corporation’s Wholly Owned Subsidiaries; provided, however, that a transaction described in clause (A) or (B) in which the holders of all classes of the Corporation’s Common Equity immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Equity of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions as such ownership immediately prior to such transaction shall not be a Fundamental Change pursuant to this clause (b); or
(c) the Common Stock (or other common stock underlying the Series A Convertible Preferred Stock) ceases to be listed or quoted on any of The New York Stock Exchange, The Nasdaq Global Select Market or The Nasdaq Global Market (or any of their respective successors).
“Fundamental Change Notice” has the meaning set forth in Section 9.2(a).
“Fundamental Change Repurchase Date” has the meaning set forth in Section 9.2(b).
“Fundamental Change Repurchase Offer” has the meaning set forth in Section 9.1.
“Fundamental Change Repurchase Price” has the meaning set forth in Section 9.1.
“General Corporation Law” has the meaning set forth in the Preamble.
“Global Preferred Shares” has the meaning set forth in Section 15.
“Governmental Authority” means any government, court, regulatory or administrative agency, commission, arbitrator (public or private) or authority or other legislative, executive or judicial governmental entity (in each case including any self-regulatory organization), whether federal, state or local, domestic, foreign or multinational.
“Holder” means a holder of outstanding shares of Series A Convertible Preferred Stock.
“Initial Issue Date” means October 28, 2022.
“Initial Value” means $1,000.00 per Share.

“Investment Agreements” means the Lead Investor Investment Agreements and any Other Investor Investment Agreement.
“Investor Rights Agreement” means the Investor Rights Agreement dated as of March 25, 2021 among Redwire Corporation, AE Red Holdings, LLC, Genesis Park Holdings and the other entities party thereto, as the same may be amended from time to time.
“Investors” means the AE Investor, the Bain Investor and any Other Investor.
“Issue Date” means, with respect to each share of Series A Convertible Preferred Stock, the date on which such share of Series A Convertible Preferred Stock was issued.
“Junior Securities” means, collectively, the Common Stock, any other series of Preferred Stock, and each other class or series of Capital Stock now existing or hereafter authorized, classified, reclassified or otherwise created, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series A Convertible Preferred Stock as to dividend rights or rights on the distribution of assets on any Liquidation or redemption.
“Laws” means all state or federal laws, common law, statutes, ordinances, codes, rules or regulations, orders, executive orders, judgments, injunctions, governmental guidelines or interpretations that have the force of law, Permits, decrees, or other similar requirements enacted, adopted, promulgated, or applied by any Governmental Authority.
“Lead Investor” means each of the AE Investor and the Bain Investor.
“Lead Investor Investment Agreements” means each of the AE Investment Agreement and the Bain Investment Agreement.
“Liquidation” means any voluntary or involuntary liquidation, dissolution or winding up of the Corporation.
“Liquidation Preference” has the meaning set forth in Section 5.1.
“Mandatory Conversion” has the meaning set forth in Section 8.1.
“Mandatory Conversion Notice” has the meaning set forth in Section 8.2.
“Mandatory Conversion Time” has the meaning set forth in Section 8.2.
“Market Capitalization” means, as of any Trading Day, the product of (i) the Closing Price of the Common Stock on such Trading Day and (ii) the total number of shares of Common Stock outstanding as of such Trading Day.
“Market Disruption Event” means, for the purposes of determining Daily VWAPs (a) a failure by the primary U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading to open for trading during its regular trading session or (b) the occurrence or existence prior to 1:00 p.m., New York City time, on any Scheduled Trading Day for the Common Stock for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock.
“Minimum Price” means the minimum price calculated in accordance with Section 312.04 of the New York Stock Exchange Listed Company Manual.
“Nonpayment” has the meaning set forth in Section 6.3(a).
“Nonpayment Remedy” has the meaning set forth in Section 6.3(c).
“Notice of Conversion” has the meaning set forth in Section 7.3(a).
“Options” has the meaning set forth in Section 7.6(i)(i).
“Other Investor” means any investor, apart from the Lead Investor or any of the Lead Investors’ Affiliates or transferees, that is issued Series A Convertible Preferred Stock pursuant to Section 6.4(a)(iii).

“Other Investor Investment Agreement” means any investment agreement related to the Series A Convertible Preferred Stock, substantially in the same form as the Lead Investor Investment Agreements, entered into with an Other Investor.
“Parity Securities” means any class or series of Capital Stock hereafter authorized, classified, reclassified or otherwise created in compliance with the terms of the Investment Agreements and this Certificate of Designation the terms of which expressly provide that such class or series ranks pari passu with the Series A Convertible Preferred Stock as to dividend rights or rights on the distribution of assets upon Liquidation or redemption, and includes the Series A Convertible Preferred Stock authorized and created in compliance with the terms of the Investment Agreements and this Certificate of Designation.
“Participating Dividend” has the meaning set forth in Section 7.6(h).
“Permits” means all licenses, franchises, permits, certificates, approvals and authorizations from Governmental Authorities.
“Person” means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a Governmental Authority.
“PIK Annual Rate” means 15% per annum; provided that, notwithstanding anything to the contrary set forth herein, the amount of dividends accrued in excess of 15% per annum at the PIK Annual Rate shall, unless otherwise consented to by the Required Holders, be payable only in cash. The PIK Annual Rate shall be subject to change as set forth in Section 10.
“PIK Dividend” has the meaning set forth in Section 4.2.
“Preferred Stock” has the meaning set forth in the Recitals.
“Preferred Stock Directors” has the meaning set forth in Section 6.3(a).
“Protective Payment Obligations” has the meaning set forth in Section 9.3.
“Qualifying Dilutive Issuance” has the meaning set forth in Section 7.6(i)(i).
“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock (or other applicable security) have the right to receive any cash, securities or other property or in which the Common Stock (or such other security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock (or such other security) entitled to receive such cash, securities or other property (whether such date is fixed by the Board, by statute, by contract or otherwise).
“Reference Property” has the meaning set forth in Section 7.6(f).
“Register” means the securities register maintained in respect of the Series A Convertible Preferred Stock by the Corporation, or, to the extent the Corporation has engaged a transfer agent, the Transfer Agent.
“Reorganization Event” has the meaning set forth in Section 7.6(f).
“Required Holders” means all of (a) Bain Investor (as long as the Bain Investor continues to beneficially own at least 25% of the aggregate number of shares of Series A Convertible Preferred Stock originally issued to the Bain Investor),(b) the AE Investor (as long as the AE Investor continues to beneficially own at least 25% of the aggregate number of shares of Series A Convertible Preferred Stock originally issued to the AE Investor) and (c) in the event the Bain Investor does not constitute a Required Holder pursuant to clause (a) and the AE Investor does not constitute a Required Holder pursuant to clause (b), the Holders of a majority of the issued and outstanding shares of Series A Convertible Preferred Stock.
“Requisite Stockholder Approval” means the stockholder approvals contemplated by Rules 312.03(b) and (c) of The New York Stock Exchange Listed Company Manual with respect to (a) the issuance of Common Stock issuable upon conversion of the shares of Series A Convertible Preferred Stock below the Minimum Price to the extent permissible under this Certificate of Designation and Section 312.03 of the NYSE Listing Company Manual, (b) voting rights of the Series A Convertible Preferred Stock in excess of the limitations imposed by such rules (except as otherwise provided in Section 6.2 below) and (c) the issuance of shares of Common Stock upon conversion of the Series A Convertible Preferred Stock in excess of the limitations imposed by such rules.

“Rule 144” means Rule 144 as promulgated under the Securities Act.
“Rule 144A” means Rule 144A as promulgated under the Securities Act.
“Scheduled Trading Day” means a day that is scheduled to be a Trading Day on the principal U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading. If the Common Stock is not so listed or admitted for trading, “Scheduled Trading Day” means a Business Day.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Senior Securities” means any class or series of Capital Stock hereafter authorized, classified, reclassified or otherwise created in compliance with the terms of the Investment Agreements and this Certificate of Designation the terms of which expressly provide that such class or series ranks senior to the Series A Convertible Preferred Stock or otherwise has preference or priority over the Series A Convertible Preferred Stock as to dividend rights or rights on the distribution of assets on any Liquidation or redemption.
“Series A Convertible Preferred Stock” has the meaning set forth in the Recitals.
“Share Delivery Date” has the meaning set forth in Section 7.3(a).
“Shares” and “Share” have the meaning set forth in Section 1.
“Spin-Off” has the meaning set forth in Section 7.6(c).
“Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.
“Trading Day” means a day on which (i) trading in the Common Stock (or other security for which a closing sale price must be determined) generally occurs on The New York Stock Exchange or, if the Common Stock (or such other security) is not then listed on The New York Stock Exchange, on the principal other U.S. national or regional securities exchange on which the Common Stock (or such other security) is then listed or, if the Common Stock (or such other security) is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock (or such other security) is then traded and (ii) a Closing Price for the Common Stock (or closing sale price for such other security) is available on such securities exchange or market; provided that if the Common Stock (or such other security) is not so listed or traded, “Trading Day” means a Business Day; and provided further, that for purposes of determining Daily VWAPs only, “Trading Day” means a day on which (x) there is no Market Disruption Event and (y) trading in the Common Stock generally occurs on The New York Stock Exchange or, if the Common Stock is not then listed on The New York Stock Exchange, on the principal other U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then listed or admitted for trading, except that if the Common Stock is not so listed or admitted for trading, “Trading Day” means a Business Day.
“Transfer Agent” means such agent or agents of the Corporation as may be designated by the Board or its duly authorized designee as the transfer agent, registrar and dividend disbursing agent for the Series A Convertible Preferred Stock or, if the Corporation is serving as its own transfer agent, the Corporation.
“Trigger Event” has the meaning set forth in Section 7.6(c).
“Valuation Period” has the meaning set forth in Section 7.6(c).
“Voting Cap” means, at any time, a number of votes per Share equal to the Conversion Share Cap as of such time.

“Wholly Owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person, except that, solely for purposes of this definition, the reference to “more than 50%” in the definition of “Subsidiary” shall be deemed replaced by a reference to “100%”.
3. Rank. With respect to dividend rights and/or rights on the distribution of assets upon Liquidation, all shares of the Series A Convertible Preferred Stock shall rank (i) senior to all Junior Securities, (ii) pari passu with any Series A Convertible Preferred Stock or Parity Securities in issue from time to time and (iii) junior to Senior Securities.
4. Dividends.
4.1 Dividend Rate on Series A Convertible Preferred Stock. For each share of Series A Convertible Preferred Stock, from the Issue Date with respect to such share, cumulative dividends shall accrue on the Initial Value of each share of Series A Convertible Preferred Stock at the applicable Cash Annual Rate or PIK Annual Rate, as determined and paid in the manner described in this Section 4.1 and Section 4.2. Dividends on each share of Series A Convertible Preferred Stock shall accrue daily from and after the applicable Issue Date of such share but shall compound on a semi-annual basis, to the extent not paid, on each Dividend Payment Date (i.e., no dividends shall accrue on other dividends unless and until the first Dividend Payment Date for such other dividends has passed), whether or not earned or declared, and whether or not there are earnings or profits, surplus or other funds or assets of the Corporation legally available for the payment of dividends. Dividends that are payable on the Series A Convertible Preferred Stock on any Dividend Payment Date shall be payable to Holders as they appear on the Register on the applicable Dividend Payment Record Date.
Dividends on the Series A Convertible Preferred Stock in respect of any Dividend Period shall be payable in arrears and shall be computed on the basis of a 360-day year consisting of twelve (12) 30-day months. When the calculation of accrued and unpaid dividends is necessary in respect of any uncompleted Dividend Period for which the Corporation has not made an election (or a deemed election) with respect to the method of payment of such dividends, the unpaid dividend with respect thereto shall be computed at the PIK Annual Rate; provided that for any Dividend Period following the seven (7) year and six month anniversary of the Initial Issue Date, such unpaid dividend shall be computed at the Cash Annual Rate.
4.2 Payment of Dividends. Dividends shall be payable in the form of solely cash, if, as and when (a) declared by the Board or any duly authorized committee thereof and (b) to the extent funds are legally available for the payment thereof; provided that from and after the seven (7) year and six (6) month anniversary of the Initial Issue Date, the Corporation shall, with respect to each Dividend Payment Date, declare and pay the relevant dividends out of funds legally available therefor, unless prohibited by applicable law. Subject to the proviso in the preceding sentence, following receipt of the Requisite Stockholder Approval, dividends shall be paid in the form of, in the Corporation’s sole discretion, (i) solely cash or (ii) to the extent not declared and paid solely in cash, solely by issuance to the Holders of additional shares of Series A Convertible Preferred Stock (“PIK Dividend”); provided that all dividends shall be paid in the form of solely cash with respect to each Dividend Period ending on or after the seven (7) year and six (6) month anniversary of the Initial Issue Date. In the case of clause (i), dividends for the applicable Dividend Period shall be deemed to have accumulated on the Accrued Value at the applicable Cash Annual Rate and, in the case of clause (ii) dividends for the applicable Dividend Period shall be deemed to have accumulated on the Accrued Value at the applicable PIK Annual Rate. The election of the Corporation to pay a dividend in cash or as a PIK Dividend on a Dividend Payment Date shall be made by irrevocable notice to the Holders on or prior to the Dividend Payment Record Date with respect to such Dividend Payment Date. To the extent that the Corporation does not elect to pay a dividend in cash or as a PIK Dividend on or prior to the Dividend Payment Record Date with respect to a Dividend Payment Date occurring on or prior to the seven (7) year and six (6) month anniversary of the Initial Issue Date, or to the extent any dividend elected to be paid in cash in respect of a Dividend Payment Date occurring on or prior to the seven (7) year and six (6) month anniversary of the Initial Issue Date is not paid on a Dividend Payment Date, the Corporation shall be deemed to have elected to pay such dividend with respect to such Dividend Payment Date solely as a PIK Dividend.
The number of shares of Series A Convertible Preferred Stock payable as a PIK Dividend shall be determined by dividing the amount of the dividend payable by the Initial Value, and multiplying the resulting quotient by the number of outstanding shares of Series A Convertible Preferred Stock held by a Holder on the Dividend Payment Record Date. For the avoidance of doubt, the shares of Series A Convertible Preferred Stock paid as a PIK Dividend shall have an initial value equal to the Initial Value and shall accrue and accumulate dividends only from the applicable Issue Date of such shares so paid as a PIK Dividend. If the payment of a PIK Dividend entitles a Holder to a fractional share of Series A Convertible Preferred Stock, the Corporation may at its option either pay such amount in such a fractional share or pay the Holder cash in lieu thereof (determined by multiplying such fraction by the Initial Value). Shares of Series A Convertible Preferred Stock paid as a PIK Dividend shall be fully paid and non-assessable shares of Capital Stock of the Corporation.
4.3 Conversion Prior to or Following a Record Date. If the Conversion Date for any Shares is prior to the close of business on a Dividend Payment Record Date, the Holder shall not be entitled to any cash dividend in respect of such Dividend Payment Record Date. If the Conversion Date for any Shares is after the close of business on a Dividend Payment Record Date but prior to the corresponding Dividend Payment Date for which the Corporation has elected to pay such dividend in cash, or after the close of business on the Record Date for a Participating Dividend but prior to the corresponding payment date for such Participating Dividend, the Holder as of the applicable Dividend Payment Record Date or Record Date, as the case may be, shall be entitled to receive such dividend, notwithstanding the conversion of such Shares prior to the applicable Dividend Payment Date or date for payment of such Participating Dividend, as the case may be.
4.4 No other dividends. Shares of Series A Convertible Preferred Stock shall entitle the Holders thereof only to the dividends expressly provided for herein.
4.5 Parity Securities. So long as any share of the Series A Convertible Preferred Stock remains outstanding, no Parity Securities shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Corporation or any of its Subsidiaries unless all accrued and unpaid dividends for all preceding Dividend Periods have been declared and paid upon, or a sufficient sum or number of shares of additional Series A Convertible Preferred Stock (if applicable) have been set apart for the payment of such dividends upon, all outstanding shares of Series A Convertible Preferred Stock, provided that the preceding does not apply to purchases pursuant to a purchase or exchange offer made on the same terms to all holders of Series A Convertible Preferred Stock and Parity Securities, an exchange for or conversion or reclassification into other Parity Securities or with proceeds of a substantially contemporaneous sale of Parity Securities. When dividends on shares of Series A Convertible Preferred Stock have not been paid in full on any Dividend Payment Date or declared and a sum or number of shares of Series A Convertible Preferred Stock sufficient for payment thereof set aside for the benefit of the Holders thereof on the applicable Dividend Payment Record Date, no dividends may be declared or paid on any Parity Securities unless dividends are declared on the Series A Convertible Preferred Stock such that the respective amounts of such dividends declared on the Series A Convertible Preferred Stock and each such other class or series of Parity Securities shall bear the same ratio to each other as all accumulated and unpaid dividends per share on the shares of the Series A Convertible Preferred Stock and such class or series of Parity Securities (subject to their having been declared by the Board (or an authorized committee thereof) out of legally available funds) bear to each other, in proportion to their respective liquidation preferences at the time of declaration; provided that any unpaid dividends on the Series A Convertible Preferred Stock will continue to accrue and accumulate.
5. Liquidation.
5.1 Liquidation. Upon any Liquidation, each Holder shall be entitled to be paid, with respect to each share of Series A Convertible Preferred Stock by reason of such Holder’s ownership thereof, out of the assets of the Corporation available for distribution to its stockholders, pari passu with the holders of any Parity Securities, but before any distribution or payment out of the assets of the Corporation shall be made to the holders of Junior Securities by reason of their ownership thereof, an amount in cash equal to the greater of (a) the greater of (i) two times the Initial Value and (ii) the Accrued Value of such share of Series A Convertible Preferred Stock as of the date of such Liquidation and (b) the amount that such Holder would have received with respect to such share of Series A Convertible Preferred Stock based on its Accrued Value if all shares of Series A Convertible Preferred Stock had been converted at their Accrued Value (regardless of whether they were actually converted and without regard to any limitations on convertibility or as to whether sufficient shares of Common Stock are available out of the Corporation’s authorized but unissued stock for the purpose of effecting such conversion) into shares of Common Stock on the Business Day immediately prior to the Liquidation (the greater of (a) and (b), the “Liquidation Preference”).
5.2 Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation shall not be deemed a Liquidation, nor shall the merger, consolidation, statutory exchange or any other business combination transaction of the Corporation into or with any other Person or the merger, consolidation, statutory exchange or any other business combination transaction of any other Person into or with the Corporation be deemed to be a Liquidation.
5.3 Insufficient Assets. If upon any Liquidation the remaining assets of the Corporation available for distribution to the Holders and any other Parity Securities shall be insufficient to pay the Holders and any other Parity Securities the full preferential amount to which they are entitled under Section 5.1, (a) the Holders and any other Parity Securities shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective full preferential amounts that would otherwise be payable in respect of the shares of Series A Convertible Preferred Stock and any other Parity Securities in the aggregate upon such Liquidation if all amounts payable on or with respect to such shares of Series A Convertible Preferred Stock and any other Parity Securities were paid in full, and (b) the Corporation shall not make or agree to make, or set aside for the benefit of the holders of Junior Securities, any payments to the holders of Junior Securities.
5.4 Notice Requirement. In the event of any Liquidation, the Corporation shall, within ten (10) days of the date the Board approves such action, or no later than twenty (20) days of any stockholders’ meeting called to approve such action, or within twenty (20) days of the commencement of any involuntary proceeding, whichever is earlier, give each Holder written notice of the proposed action. Such written notice shall describe the material terms and conditions of such proposed action, including a description of the stock, cash and property to be received by the Holders upon consummation of the proposed action and the date of delivery thereof. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each Holder of such material change.
5.5 General. After the payment to any Holder of the full amount of the Liquidation Preference for each of such Holder’s shares of Series A Convertible Preferred Stock, such Holder shall have no right or claim to any of the remaining assets of the Corporation. The Corporation shall not be required to set aside funds to protect the Liquidation Preference of the Series A Convertible Preferred Stock.
6. Voting.
6.1 General. Except as otherwise provided herein or by applicable Law or the rules of any stock exchange on which the Corporation’s securities are listed, on any matter presented to the shareholders of the Corporation for their action or consideration at any meeting of shareholders of the Corporation and on which matter holders of the Common Stock shall be entitled to vote, each Holder shall be entitled to the number of votes equal to the number of whole shares of Common Stock (rounded to the nearest whole share) into which the aggregate shares of Series A Convertible Preferred Stock held by such Holder are convertible on the record date for determining shareholders entitled to vote on such matter (as adjusted from time to time after the applicable Issue Date pursuant to Section 7, but without regard as to whether sufficient shares of Common Stock are available out of the Corporation’s authorized but unissued stock for the purpose of effecting the conversion of the Series A Convertible Preferred Stock). Holders shall be entitled to notice of any meeting of shareholders and, except as otherwise provided herein or otherwise required by Law, to vote together as a single class with the holders of Common Stock and any other class or series of stock entitled to vote thereon. For the avoidance of doubt, the voting power of the Holders of Series A Preferred Stock is subject to Section 6.2.
6.2 Voting Limitations. Notwithstanding the foregoing, (a) prior to receipt of the Requisite Stockholder Approval, each share of Series A Convertible Preferred Stock shall not be entitled to a number of votes per share of Series A Convertible Preferred Stock pursuant to Section 6.1 in excess of the Voting Cap and (b) whether or not the Corporation has received the Requisite Stockholder Approval, to the extent any adjustment pursuant to Sections 7.6(a), (b), (c), (d), (e) or (i) (other than in the case of a share split or share dividend) results in the Conversion Price being less than the Minimum Price, each share of Series A Convertible Preferred Stock shall be entitled to a number of votes per share of Series A Convertible Preferred Stock equal to the Accrued Value of such share on the applicable record date divided by the Minimum Price, provided that if any subsequent adjustment pursuant to Sections 7.6(a), (b), (c), (d), (e) or (i) (other than in the case of a share combination) results in the Conversion Price being greater than the Minimum Price, each share of Series A Convertible Preferred Stock shall be entitled to a number of votes per share of Series A Convertible Preferred Stock equal to the Accrued Value of such share on the applicable record date divided by the Conversion Price.

6.3 Right to Elect Two Directors Upon Nonpayment.
(a) Whenever dividends on any shares of Series A Convertible Preferred Stock have not been declared and paid for the equivalent of three (3) or more Dividend Periods ending after the seven (7) year and six (6) month anniversary of the Initial Issue Date, whether or not for consecutive Dividend Periods (a “Nonpayment”), the Holders shall be entitled at the Corporation’s next special or annual meeting of stockholders to vote for the election of a total of two (2) additional members of the Board (the “Preferred Stock Directors”); provided that the election of any such directors will not cause the Corporation to violate the corporate governance requirements of The New York Stock Exchange (or any other exchange or automated quotation system on which the Corporation’s securities may be listed or quoted) that requires listed or quoted companies to have a majority of independent directors; provided further that the Board shall at no time include more than two (2) Preferred Stock Directors and such directors may not be subject to any “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act. In the event of a Nonpayment, the number of directors then constituting the Board shall be increased by two (2), and the new directors shall be elected at an annual or special meeting of stockholders called by the Board, subject to its fiduciary duties, at the request of the holders of record of at least 20% of the shares of Series A Convertible Preferred Stock (provided that if such request is not received at least ninety (90) calendar days before the date fixed for the next annual or special meeting of the stockholders, such election shall be held at such next annual or special meeting of stockholders), and at each subsequent annual meeting, so long as the Holders continue to have such voting rights. Whether a plurality, majority or other portion of the Series A Convertible Preferred Stock have been voted in favor of any matter shall be determined by reference to the respective liquidation preference amounts of the Series A Convertible Preferred Stock voted.
(b) Any request to call a meeting for the initial election of the Preferred Stock Directors after a Nonpayment shall be made by written notice, signed by the requisite holders of Series A Convertible Preferred Stock then outstanding, and delivered to the Corporation in such manner as provided for in Section 12, or as may otherwise be required by law.
(c) If and when all accumulated and unpaid dividends on the Series A Convertible Preferred Stock have been paid in full, or declared and a sum sufficient for such payment shall have been set aside (a “Nonpayment Remedy”), the Holders shall immediately, and without any further action by the Corporation, be divested of the voting rights described in this Section 6.3, subject to the revesting of such rights in the event of each subsequent Nonpayment. If such voting rights for the Holders shall have terminated, the term of office of each Preferred Stock Director so elected shall terminate at such time and the number of directors on the Board shall automatically decrease by two (2).
(d) Any Preferred Stock Director may be removed at any time without cause by the holders of record of a majority of the outstanding shares of the Series A Convertible Preferred Stock when they have the voting rights described in this Section 6.3. In the event that a Nonpayment shall have occurred and there has not been a Nonpayment Remedy, any vacancy in the office of a Preferred Stock Director (other than prior to the initial election of Preferred Stock Directors after a Nonpayment) may be filled by the written consent of the Preferred Stock Director remaining in office, except in the event that such vacancy is created as a result of such Preferred Stock Director being removed, or, if none remains in office (or the vacancy was created as a result of such Preferred Stock Director being removed), by a vote of the holders of record of a majority of the outstanding shares of the Series A Convertible Preferred Stock when they have the voting rights described in this Section 6.3; provided that the filling of each vacancy will not cause the Corporation to violate the corporate governance requirements of The New York Stock Exchange (or any other exchange or automated quotation system on which the Corporation’s securities may be listed or quoted) that requires listed or quoted companies to have a majority of independent directors. Any such vote of Holders to remove, or to fill a vacancy in the office of, a Preferred Stock Director may be taken only at an annual or special meeting of stockholders of the Corporation, called as provided above for an initial election of Preferred Stock Directors after a Nonpayment (provided that if such request is not received at least ninety (90) calendar days before the date fixed for the next annual or special meeting of the stockholders of the Corporation, such election shall be held at such next annual or special meeting of stockholders of the Corporation). Each Preferred Stock Director elected at any annual or special meeting of stockholders of the Corporation or by written consent of the other Preferred Stock Director shall hold office until the next annual meeting of the stockholders of the Corporation if such office shall not have previously terminated and such Preferred Stock Director shall not have been removed from such office, in each case as provided above.
6.4 Series A Convertible Preferred Stock Protective Provisions.
(a) As long as either Lead Investor beneficially owns at least 25% of the aggregate number of shares of the Series A Convertible Preferred Stock that it was originally issued, the Corporation shall not, and shall not permit any Subsidiary to, directly or indirectly (whether by amending the certificate of incorporation of the Corporation (including this Certificate of Designation) or any such Subsidiary, or by reclassification, merger, consolidation, reorganization, recapitalization or otherwise) do any of the following without (in addition to any other vote required by applicable Law or the Certificate of Incorporation) the written consent or affirmative vote of the Required Holders, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class:
(i) create or authorize the creation of (including by increasing the authorized amount of) or issue any Senior Securities or Parity Securities or any securities convertible into or exercisable or exchangeable for any Senior Security or Parity Security, or amend or alter the Certificate of Incorporation to increase the number of authorized shares of Series A Convertible Preferred Stock except to authorize, create and/or issue Series A Convertible Preferred Stock as PIK Dividends or to the Bain Investor, pursuant to the Bain Investment Agreement, or to an Other Investor pursuant to Section 6.4(a)(iii);
(ii) reclassify or modify any existing class or series of equity securities in a manner that would result in such class or series of equity securities being Senior Securities or Parity Securities;
(iii) issue any shares of Series A Convertible Preferred Stock in excess of 10% of the number of shares of Series A Convertible Preferred Stock initially purchased pursuant to the Lead Investor Investment Agreements, other than pursuant to a PIK Dividend or to the Bain Investor pursuant to the Bain Investment Agreement;
(iv) decrease the number of authorized shares of Series A Convertible Preferred Stock (except for such decreases as permitted by Sections 7.3(a) or 8.2 hereunder);
(v) alter, change or amend the terms, rights, preferences or privileges of the Series A Convertible Preferred Stock in any manner;
(vi) amend, waive, alter or repeal any provision of its certificate of incorporation, bylaws or comparable organizational documents in a manner that would adversely affect the Series A Convertible Preferred Stock or the rights, preferences or privileges of the Series A Convertible Preferred Stock;
(vii) declare or pay a dividend or distribute cash or property through dividends or other distributions in respect of any Junior Securities (other than dividends or distributions on Junior Securities payable solely in such Junior Securities or other Junior Securities);
(viii) redeem, purchase or otherwise acquire any Junior Securities (or pay into or set aside a sinking fund for such purpose), except for the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation pursuant to agreements and incentive plans under which the Corporation has the right to repurchase such shares at cost upon the occurrence of certain events, such as the termination of services;
(ix) create or hold Capital Stock in any Subsidiary that is not a Wholly Owned Subsidiary (except that the Company and/or its Subsidiaries may hold Capital Stock (x) of any Subsidiary that is not a Wholly Owned Subsidiary which Capital Stock was created and/or held by the Corporation or any Subsidiary prior to the date of this Certificate of Designation or (y) of any Subsidiary that is not a Wholly Owned Subsidiary pursuant to the Acquisition (as defined in each of the Lead Investor Investment Agreements)) or dispose of any Subsidiary Capital Stock or all or substantially all of any Subsidiary’s assets; or

(x) commence any voluntary liquidation, bankruptcy, dissolution, recapitalization, reorganization or assignment to their creditors.
7. Conversion. The Holders shall have conversion rights as follows (the “Conversion Rights”):
7.1 Right to Convert. Each share of Series A Convertible Preferred Stock shall be convertible, at the option of the respective Holder, at any time and from time to time after the Initial Issue Date, and without the payment of additional consideration by the Holder, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing (i) the applicable Accrued Value as of the Conversion Date (provided that, for such purpose, the Accrued Value shall not include any accumulated and unpaid dividends as of such Conversion Date if such Conversion Date is after a Dividend Payment Record Date and on or prior to the last day of the relevant Dividend Period for which the Corporation has elected to pay such dividend in cash) by (ii) the applicable Conversion Price in effect as of the Conversion Date. The “Conversion Price” shall initially be equal to $3.05. The rate at which shares of Series A Convertible Preferred Stock may be converted into shares of Common Stock shall be subject to adjustment as provided in this Section 7. In the event any shares of Series A Convertible Preferred Stock are to be repurchased by the Corporation pursuant to Section 9.1, the Conversion Rights of the shares designated for repurchase shall terminate at the close of business on the Fundamental Change Repurchase Date, unless the applicable Fundamental Change Repurchase Price is not paid in full on such date (including by way of deposit of funds in trust pursuant to Section 9.4), in which case the Conversion Rights for such shares shall continue until such price is paid in full.
7.2 Fractional Shares. The Corporation shall not issue any fractional shares of Common Stock upon conversion of Series A Convertible Preferred Stock and in the event that any conversion of the shares of Series A Convertible Preferred Stock would result in the issuance of a fractional share, the number of shares of Common Stock issued or issuable to such Holder shall be rounded up to the nearest whole share of Common Stock. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Convertible Preferred Stock the Holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable to such Holder upon such conversion.
7.3 Procedures for Conversion; Effect of Conversion.
(a) Procedures for Holder Conversion. Holders shall effect conversions by providing the Corporation with a written notice of conversion (a “Notice of Conversion”) delivered in accordance with Section 12 on any Business Day (such Business Day, the “Conversion Date”). Each Notice of Conversion shall specify the number of shares of Series A Convertible Preferred Stock to be converted. The shares of Common Stock shall be deemed to have been issued, and the Holder or any other Person so designated to be deemed to have become a holder of record of such shares for all purposes, as of the close of business on the Conversion Date (prior to the close of business on the Conversion Date, the Common Stock issuable upon conversion of Series A Convertible Preferred Stock shall not be outstanding, or deemed to be outstanding, for any purpose and Holders shall have no rights, powers, preferences or privileges with respect to such Common Stock by virtue of holding Series A Convertible Preferred Stock). To effect conversions of shares of Series A Convertible Preferred Stock in certificated form, a Holder shall not be required to surrender the certificate(s) representing the shares of Series A Convertible Preferred Stock to the Corporation unless all of the shares of Series A Convertible Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Series A Convertible Preferred Stock promptly following the Conversion Date at issue. Conversions of less than the total amount of shares of Series A Convertible Preferred Stock represented by a certificate held by the Holder will have the effect of lowering the outstanding number of shares of Series A Convertible Preferred Stock held by such Holder by an amount equal to the number of such shares so converted, as if the original stock certificate(s) were cancelled and one or more new stock certificates evidencing the new number of shares of the Series A Convertible Preferred Stock were issued; provided, however, that in such cases the Holder may request that the Corporation deliver to the Holder a certificate representing such non-converted shares of Series A Convertible Preferred Stock; provided, further, that the failure of the Corporation to deliver such new certificate shall not affect the rights of the Holder to submit a further Notice of Conversion with respect to such Series A Convertible Preferred Stock and, in any such case, the Holder shall be deemed to have submitted the original of such new certificate at the time that it submits such further Notice of Conversion. To effect the conversion of shares of any Series A Convertible Preferred Stock held in book-entry form, Holders must comply with the applicable procedures established from time to time by The Depository Trust Company (“DTC”) and the Transfer Agent. Not later than 10:00 am (New York City time) on the second Trading Day after each Conversion Date if shares are to be delivered in book-entry form or within five (5) Business Days otherwise (or, if later, the Trading Day after the Holder has paid in full any applicable transfer taxes and duties) (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered (through the facilities of DTC and the Transfer Agent or in certificated form, as applicable), to the converting Holder the number of shares of Common Stock being acquired upon the conversion of the Series A Convertible Preferred Stock. If, in the case of any Notice of Conversion, such shares of Common Stock are not delivered to the applicable Holder or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation in accordance with Section 12 at any time on or before its receipt of such shares of Common Stock, to rescind such conversion, in which event the Corporation shall promptly return to the Holder any original Series A Convertible Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the shares of Common Stock issued to such Holder pursuant to the rescinded Notice of Conversion. The issuance of any shares of Common Stock (x) in respect of a Conversion Date occurring following the six month anniversary of the last original Issue Date of any Shares issued other than as a PIK Dividend at a time when the Corporation satisfies the requirements of Rule 144(c)(1) under the Securities Act or (y) at a time when an effective registration statement under the Securities Act is available for the Holder to sell such shares of Common Stock, in each case, shall be made through the facilities of DTC and bear an unrestricted CUSIP.
(b) All shares of Series A Convertible Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate at the time of conversion, except only the right of the Holders thereof to receive shares of Common Stock in exchange therefor and payment of dividends declared but unpaid on the Series A Convertible Preferred Stock (to the extent the amount of any such cash dividends shall not then be reflected in the applicable Accrued Value). Any shares of Series A Convertible Preferred Stock so converted shall be retired and canceled and shall not be reissued as shares of such series, and the Corporation (without the need for shareholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of the Series A Convertible Preferred Stock accordingly and restore such shares to the status of authorized but unissued shares of Preferred Stock.
7.4 Limitation on Conversion Rights.
(a) Ownership Limitation. Notwithstanding anything to the contrary in this Certificate of Designation, no shares of Common Stock will be issued or delivered upon any proposed conversion of any Series A Convertible Preferred Stock of any Holder thereof, and no Series A Convertible Preferred Stock of any Holder thereof will be convertible, in each case to the extent, and only to the extent, that such issuance, delivery, conversion or convertibility would cause such Holder to become, directly or indirectly, a Beneficial Owner of a number of shares of Common Stock in excess of the Beneficial Ownership Limitation. For these purposes, beneficial ownership and calculations of percentage ownership will be determined in accordance with Rule 13d-3 under the Exchange Act. For purposes of this Section 7.4 only, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to beneficially own any shares Common Stock that such Person or any of such person’s affiliates (as defined in Rule 12b-2 under the Exchange Act) or associates (as defined in Rule 12b-2 under the Exchange Act) is deemed to beneficially own, together with any Common Stock beneficially owned by any other persons whose beneficial ownership would be aggregated with such Person for purposes of Section 13(d) of the Exchange Act. Subject to the following proviso, for purposes of this Section 7.4 only, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder as in effect on the date hereof; provided that the number of shares of Common Stock beneficially owned by such Person and its Affiliates and associates and any other persons whose beneficial ownership would be aggregated with such Person for purposes of Section 13(d) of the Exchange Act shall include the number of shares of Common Stock issuable upon exercise or conversion of any of the Corporation’s securities or rights to acquire the Common Stock, whether or not such securities or rights are currently exercisable or convertible or are exercisable or convertible only after the passage of time (including the number of shares of Common Stock issuable upon conversion of the Series A Convertible

Preferred Stock in respect of which the beneficial ownership determination is being made), but shall exclude the number of shares of Common Stock that would be issuable upon (A) conversion of the remaining, unconverted portion of any Series A Convertible Preferred Stock beneficially owned by such Person or any of its Affiliates or associates and any other persons whose beneficial ownership would be aggregated with such Person for purposes of Section 13(d) of the Exchange Act and (B) exercise or conversion of the unexercised or unconverted portion of any of the Corporation’s other securities subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Person or any of its Affiliates or associates and any other persons whose beneficial ownership would be aggregated with such Person for purposes of Section 13(d) of the Exchange Act. For the avoidance of doubt, the term “Beneficial Owner” as used in this Section 7.4 shall not include (i) with respect to any Global Preferred Share, the nominee of the depositary for such Global Preferred Share or any Person having an account with such depositary or its nominee or (ii) with respect to any certificated Share, the Holder of such certificated Share unless, in each case, such nominee, account holder or Holder shall also be a Beneficial Owner of such Share.
(b) Conversions Void. Any purported conversion (and delivery of shares of Common Stock upon conversion of the Series A Convertible Preferred Stock) will be void and have no effect to the extent, but only to the extent, that such conversion and delivery would result in any Holder becoming the Beneficial Owner of shares of Common Stock outstanding at such time in excess of the Beneficial Ownership Limitation. For the avoidance of doubt, a Holder or the Corporation, as the case may be, may effect a conversion up to the Beneficial Ownership Limitation, subject to the other requirements of this Certificate of Designation applicable to such conversion.
(c) Proceeds on Conversion. Except as otherwise provided herein, if any consideration otherwise due upon the proposed conversion of any shares of Series A Convertible Preferred Stock pursuant to a conversion is not delivered as a result of the Beneficial Ownership Limitation, then the Corporation’s obligation to deliver such consideration will not be extinguished, and the Corporation will deliver such consideration (and the relevant shares of Series A Convertible Preferred Stock shall be deemed converted) as soon as reasonably practicable after the Holder provides written evidence satisfactory to the Corporation that such delivery will not cause such Holder’s Beneficial Ownership to exceed the Beneficial Ownership Limitation. A Holder will provide such evidence as soon as reasonably practicable after its Beneficial Ownership is such that additional shares of Common Stock issuable upon conversion of Series A Convertible Preferred Stock may be delivered without causing such Holder’s Beneficial Ownership to exceed the Beneficial Ownership Limitation. Upon delivery of such evidence, the provisions under Section 7.3 or Section 8, as the case may be, shall apply to the shares of Common Stock to be delivered as a result of the delivery of such evidence. For the avoidance of doubt, until consideration due upon the conversion of any shares of Series A Convertible Preferred Stock is delivered, such Shares shall be deemed not to have been converted, dividends shall continue to accrue and accumulate thereon and consideration ultimately paid out in respect thereof shall take into account such accrued and accumulated dividends.
(d) Requisite Stockholder Approval. Notwithstanding anything to the contrary herein, unless and until the Corporation receives the Requisite Stockholder Approval, the number of shares of Common Stock deliverable upon conversion of each share of Series A Convertible Preferred Stock shall not exceed the Conversion Share Cap, and the Corporation shall pay, out of funds legally available therefor, cash in lieu of delivering any shares of Common Stock otherwise deliverable upon conversions in excess of the Conversion Share Cap based on the Daily VWAP on the relevant Conversion Date in respect of which, in lieu of delivering shares of Common Stock, the Corporation pays cash pursuant to this Section 7.4(d). If the Corporation receives the Requisite Stockholder Approval on any day, the Corporation shall notify the Holders on such day, and shall promptly disclose the same in a Form 8-K. Following the Corporation’s receipt of the Requisite Stockholder Approval, the number of shares of Common Stock deliverable upon conversion of each share of Series A Convertible Preferred Stock shall not be subject to the Conversion Share Cap.
(e) Reservation of Stock. The Corporation shall, at all times when any shares of Series A Convertible Preferred Stock are outstanding, reserve and keep available out of its authorized but unissued shares of Capital Stock, solely for the purpose of issuance upon the conversion of the Series A Convertible Preferred Stock, such number of shares of Common Stock issuable upon the conversion of all outstanding Series A

Convertible Preferred Stock pursuant to this Certificate of Designation, taking into account any adjustment to such number of shares so issuable in accordance with Section 7.6 hereof. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable Law or governmental regulation or any requirements of any securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not close its books against the transfer of any of its Capital Stock in any manner which would prevent the timely conversion of the shares of Series A Convertible Preferred Stock.
7.5 No Charge or Payment. The issuance of certificates for shares of Common Stock upon conversion of shares of Series A Convertible Preferred Stock pursuant to this Certificate of Designation shall be made without payment of additional consideration by, or other charge, cost or tax to, the Holder in respect thereof. The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Convertible Preferred Stock pursuant to this Certificate of Designation. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Convertible Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.
7.6 Adjustment to Conversion Price and Number of Conversion Shares. The Conversion Price shall be adjusted from time to time by the Corporation if any of the following events occurs, except that (i) the Corporation shall not make any adjustments to the Conversion Price if Holders of the Series A Convertible Preferred Stock participate (other than in the case of (x) a share split or share combination or (y) a tender or exchange offer), at the same time and upon the same terms as holders of the Common Stock and solely as a result of holding the Series A Convertible Preferred Stock, in any of the transactions described in Sections 7.6(a), (b), (c), (d) or (e), without having to convert their Series A Convertible Preferred Stock, as if they held a number of shares of Common Stock equal to the number of shares of Common Stock into which the number of Shares held by such Holder are then convertible pursuant to Section 7.1 (without regard to any limitations on conversion) and (ii) without limitation of the preceding clause (i), prior to the time the Corporation receives the Requisite Stockholder Approval, to the extent any adjustment pursuant to Sections 7.6(a), (b), (c), (d), (e) or (i) (other than in the case of a share split or share dividend) would otherwise result in the Conversion Price being less than the Minimum Price, then, unless and until any subsequent adjustment pursuant to Sections 7.6(a), (b), (c), (d), (e) or (i) (other than in the case of a share combination) results in the Conversion Price being greater than the Minimum Price, the number of shares of Common Stock into which each share of Series A Convertible Preferred Stock is convertible shall be determined pursuant to Section 7.1 by treating the Minimum Price as the Conversion Price.
(a) Subdivisions, Combinations and Stock Dividends. If the Corporation exclusively issues shares of Common Stock as a dividend or distribution on all or substantially all shares of the Common Stock, or if the Corporation effects a share split or share combination, the Conversion Price shall be adjusted based on the following formula:
CP’ = CP0 x	OS0
OS’
where,
CP0	=
the Conversion Price in effect immediately prior to the close of business on the Record Date of such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or share combination, as applicable;

CP’	=	the Conversion Price in effect immediately after the close of business on such Record Date or immediately after the open of business on such Effective Date, as applicable;

OS0	=
the number of shares of Common Stock outstanding immediately prior to the close of business on such record date or immediately prior to the open of business on such Effective Date, as applicable (before giving effect to any such dividend, distribution, split or combination); and

OS’	=	the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, share split or share combination.
Any adjustment made under this Section 7.6(a) shall become effective immediately after the close of business on the Record Date for such dividend or distribution, or immediately after the open of business on the Effective Date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this Section 7.6(a) is declared but not so paid or made, the Conversion Price shall be immediately readjusted, effective as of the date the Board determines not to pay such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared.
(b) Rights Offerings. If the Corporation issues to all or substantially all holders of the Common Stock any rights, options or warrants (other than rights issued or otherwise distributed pursuant to a stockholder rights plan, as to which Section 7.6(c) shall apply) entitling them, for a period of not more than forty-five (45) calendar days after the announcement date of such issuance, to subscribe for or purchase shares of the Common Stock at a price per share that is less than the average of the Closing Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, the Conversion Price shall be decreased based on the following formula:
CP’ = CP0 x	OS0+Y
OS0+X
where,
CP0	=	the Conversion Price in effect immediately prior to the close of business on the Record Date for such issuance;

CP’	=	the Conversion Price in effect immediately after the close of business on such Record Date;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the close of business on such Record Date;

X	=	the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and

Y	=
the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Closing Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of the issuance of such rights, options or warrants.

Any decrease made under this Section 7.6(b) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the close of business on the Record Date for such issuance. To the extent that shares of the Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Price shall be increased to the Conversion Price that would then be in effect had the decrease with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so issued, the Conversion Price shall be increased to the Conversion Price that would then be in effect if such Ex-Dividend Date for such issuance had not occurred.
For purposes of this Section 7.6(b), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of the Common Stock at less than such average of the Closing Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement for such issuance, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Corporation for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board.
(c) Distributed Property; Spin-Offs. If the Corporation distributes shares of its Capital Stock, evidences of its indebtedness, other assets or property of the Corporation or rights, options or warrants to acquire its Capital Stock or other securities, to all or substantially all holders of the Common Stock, excluding (i) dividends, distributions or issuances as to which an adjustment was effected pursuant to Section 7.6(a) or Section 7.6(b), (ii) dividends or distributions paid exclusively in cash as to which the provisions set forth in Section 7.6(d) shall apply, (iii) Spin-Offs as to which the provisions set forth below in this Section 7.6(c) shall apply, and (iv) except as otherwise described in Section 7.6(g), rights issued or otherwise distributed pursuant to a stockholder rights plan (any of such shares of Capital Stock, evidences of indebtedness, other assets or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), then the Conversion Price shall be decreased based on the following formula:
CP’ = CP0 x	SP0 - FMV
SP0
where,
CP0	=	the Conversion Price in effect immediately prior to the close of business on the Record Date for such distribution;

CP’	=	the Conversion Price in effect immediately after the close of business on such Record Date;

SP0	=
the average of the Closing Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

FMV	=	the fair market value (as determined by the Board) of the Distributed Property with respect to each outstanding share of the Common Stock on the Record Date for such distribution.
Any decrease made under the portion of this Section 7.6(c) above shall become effective immediately after the close of business on the Record Date for such distribution. If such distribution is not so paid or made, the Conversion Price shall be increased to the Conversion Price that would then be in effect if such distribution had not been declared. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing decrease, each Holder of a Share shall receive, in respect of each such Share, at the same time and upon the same terms as holders of the Common Stock receive the Distributed Property, the amount and kind of Distributed Property such Holder would have received if such Holder owned a number of shares of Common Stock that such Share would have been convertible into at the Conversion Price in effect on the Ex-Dividend Date for the distribution. If the Board determines the “FMV” (as defined above) of any distribution for purposes of this Section 7.6(c) by reference to the actual or when-issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the Closing Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution.
With respect to an adjustment pursuant to this Section 7.6(c) where there has been a payment of a dividend or other distribution on the Common Stock of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Corporation, that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange (a “Spin-Off”), the Conversion Price shall be decreased based on the following formula:
CP’ = CP0 x	MP0
FMV0+MP0
where,
CP0	=	the Conversion Price in effect immediately prior to the end of the Valuation Period;

CP’	=	the Conversion Price in effect immediately after the end of the Valuation Period;

FMV0	=
the average of the Closing Prices of the Capital Stock or similar equity interest distributed to holders of the Common Stock applicable to one share of the Common Stock (determined by reference to the definition of Closing Price as if references therein to Common Stock were to such Capital Stock or similar equity interest) over the first 10 consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”); and

MP0	=	the average of the Closing Prices of the Common Stock over the Valuation Period.

The decrease to the Conversion Price under the preceding paragraph shall occur at the close of business on the last Trading Day of the Valuation Period; provided that in respect of any conversion of Series A Convertible Preferred Stock, if the relevant Conversion Date occurs during the Valuation Period, references to “10” in the preceding paragraph shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date of such Spin-Off to, and including, the Conversion Date in determining the Conversion Price.
For purposes of this Section 7.6(c) (and subject in all respect to Section 7.6(g)), rights, options or warrants distributed by the Corporation to all holders of the Common Stock entitling them to subscribe for or purchase shares of the Corporation’s Capital Stock, including Common Stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (“Trigger Event”): (i) are deemed to be transferred with such shares of the Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of the Common Stock, shall be deemed not to have been distributed for purposes of this Section 7.6(c) (and no adjustment to the Conversion Price under this Section 7.6(c) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Price shall be made under this Section 7.6(c). If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the Initial Issue Date, are subject to events, upon the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Record Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the immediately preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 7.6(c) was made, (1) in the case of any such rights, options or warrants that shall all have been redeemed or purchased without exercise by any holders thereof, upon such final redemption or purchase (x) the Conversion Price shall be readjusted as if such rights, options or warrants had not been issued and (y) the Conversion Price shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder or holders of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or purchase, and (2) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights, options and warrants had not been issued.
(d) Cash Dividends. If any cash dividend or distribution is made to all or substantially all holders of the Common Stock, the Conversion Price shall be adjusted based on the following formula:
CP’ = CP0 x	SP0 - C
SP0
where,
CP0	=	the Conversion Price in effect immediately prior to the close of business on the Record Date for such dividend or distribution;

CP’	=	the Conversion Price in effect immediately after the close of business on the Record Date for such dividend or distribution;

SP0	=	the Closing Price of the Common Stock on the Trading Day immediately preceding the Ex-Dividend Date for such dividend or distribution; and

C	=	the amount in cash per share the Corporation distributes to all or substantially all holders of the Common Stock.
Any decrease pursuant to this Section 7.6(d) shall become effective immediately after the close of business on the Record Date for such dividend or distribution. If such dividend or distribution is not so paid, the Conversion Price shall be increased, effective as of the date the Board determines not to make or pay such dividend or distribution, to be the Conversion Price that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Share shall receive, in respect of each such Share, at the same time and upon the same terms as holders of shares of the Common Stock, the amount of cash that such Holder would have received if such Holder owned a number of shares of Common Stock that such Share would have been convertible into at the Conversion Price in effect on the Ex-Dividend Date for the distribution.
(e) Tender and Exchange Offers. If the Corporation or any of its Subsidiaries make a payment in respect of a tender or exchange offer for the Common Stock (other than solely pursuant to an odd-lot tender offer pursuant to Rule 13e-4(h)(5) under the Exchange Act), to the extent that the cash and value of any other consideration included in the payment per share of the Common Stock (determined as of the expiration time of such offer by the Board of the Corporation) exceeds the average of the Closing Prices of the Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Price shall be decreased based on the following formula:
CP’ = CP0 x	OS0 x SP’
AC + (SP’ x OS’)
where,
CP0	=
the Conversion Price in effect immediately prior to the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

CP’	=
the Conversion Price in effect immediately after the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

AC	=	the aggregate value of all cash and any other consideration (as determined by the Board) paid or payable for shares of Common Stock purchased in such tender or exchange offer;

OS0	=
the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);

OS’	=
the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer); and

SP’	=
the average of the Closing Prices of the Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires.

The decrease to the Conversion Price under this Section 7.6(e) shall occur at the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires; provided that in respect of any conversion of Series A Convertible Preferred Stock, if the relevant Conversion Date occurs during the 10 Trading Days immediately following, and including, the Trading Day next succeeding the expiration date of any tender or exchange offer, references to “10” or “10th” in the preceding paragraph shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the date that such tender or exchange offer expires to, and including, the Conversion Date in determining the Conversion Price.
(f) Adjustment for Reorganization Events. If there shall occur any reclassification, recapitalization or change of shares of Common Stock (other than an event resulting from a subdivision or combination), any statutory exchange involving the Corporation, any sale, lease or other transfer to a third party of the consolidated assets of the Corporation and the Corporation’s Subsidiaries substantially as an entirety, or any consolidation, merger, conversion, combination or reorganization of the Corporation with or into in any other entity, in each case, as a result of which the Common Stock is converted into or exchanged for securities, cash or other property (a “Reorganization Event”), then following any such Reorganization Event, each share of Series A Convertible Preferred Stock shall remain outstanding and be convertible into the number, kind and amount of securities, cash or other property which a Holder would have received in such Reorganization Event had such Holder converted its shares of Series A Convertible Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Price applicable immediately prior to the effective date of such Reorganization Event (the “Reference Property”); and, in such case, appropriate adjustment shall be made in the application of the provisions set forth in this Section 7.6 with respect to the rights and interests thereafter of the Holders, to the end that the provisions set forth in this Section 7.6 (including provisions with respect to changes in and other adjustments of the Conversion Price) and Section 9 shall thereafter be applicable in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Convertible Preferred Stock. The Corporation (or any successor thereto) shall, no less than twenty (20) Business Days prior to the occurrence of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that each share of Series A Convertible Preferred Stock will be convertible into under this Section 7.6(f). Failure to deliver such notice shall not affect the operation of this Section 7.6(f). The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for, or does not interfere with or prevent (as applicable), conversion of the Series A Convertible Preferred Stock in a manner that is consistent with and gives effect to this Section 7.6(f) and (ii) to the extent that the Corporation is not the surviving corporation in such Reorganization Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series A Convertible Preferred Stock into the Reference Property and the assumption by such Person of the obligations of the Corporation under this Certificate of Designation.
If the Reorganization Event causes the Common Stock to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of shareholder election), then for the purposes of this Section 7.6(f), the Reference Property into which the Series A Convertible Preferred Stock shall be convertible shall be deemed to be the weighted average of the types and amounts of consideration per share actually received by holders of Common Stock. The Corporation shall notify holders and the Transfer Agent of the weighted average as soon as practicable after such determination is made.
(g) Stockholder Rights Plans. If the Corporation has a stockholder rights plan in effect upon conversion of the Series A Convertible Preferred Stock, each share of Common Stock issued upon such conversion shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any such stockholder rights plan, as the same may be amended from time to time. However, if, prior to any conversion of Series A Convertible Preferred Stock, the rights have separated from the shares of Common Stock in accordance with the provisions of the applicable stockholder rights plan, the Conversion Price shall be adjusted at the time of separation as if the Corporation distributed to all or substantially all holders of the Common Stock Distributed Property as provided in Section 7.6(c), subject to readjustment in the event of the expiration, termination or redemption of such rights.
(h) Participating Dividends. Without limitation of Section 6.4, in the event the Corporation shall make or issue, or, if earlier, fix a Record Date for the determination of holders of Common Stock entitled to receive, a dividend or distribution of cash or property (other than Common Stock) the Corporation shall simultaneously declare and pay a dividend in cash or such other property on the Series A Convertible Preferred Stock (each, a “Participating Dividend”) on a pro rata basis with the Common Stock determined on an as-converted basis assuming all Series A Convertible Preferred Stock then outstanding had been converted pursuant to Section 7 (without regard to any limitations on conversion) as of immediately prior to the Record Date of the applicable dividend (or if no Record Date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined).
(i) Issuances Below Conversion Price.
(i) If the Corporation shall issue (or shall be deemed to have issued as hereafter provided, which deemed issuance is also referred to herein as an “issuance”), at any time following the Corporation’s receipt of the Requisite Stockholder Approval, other than as a result of an event or transaction described in the preceding provisions of this Section 7.6, any additional shares of Common Stock (other than as the result of an Excluded Issuance) (“Additional Stock”) without consideration or for consideration per share less than half of the Conversion Price in effect immediately prior to the issuance of such Additional Stock, (a “Qualifying Dilutive Issuance”), the Conversion Price shall (except as otherwise provided in this Section 7.6(i)) be adjusted to a price determined by multiplying the Conversion Price immediately prior to such Qualifying Dilutive Issuance by a fraction, the numerator of which is equal to the sum of (w) the total number of shares of Common Stock outstanding immediately prior to such issuance of Additional Stock (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of options or warrants (“Options”) or other rights outstanding immediately prior to such issue or upon conversion or exchange of convertible or exchangeable securities (including the Series A Convertible Preferred Stock) outstanding (assuming exercise of any outstanding Options or other rights therefor) immediately prior to such issue) plus (x) the number of shares of Common Stock that the aggregate consideration received (or deemed received in accordance with the other provisions of this Section 7.6(e)) by the Corporation for such issuance of Additional Stock would purchase at the Conversion Price for such series of Preferred Stock in effect immediately prior to such issuance of Additional Stock, and the denominator of which is equal to the sum of (y) the total number of shares of Common Stock outstanding immediately prior to such issuance of Additional Stock (determined as provided in clause (w) above) plus (z) the number of shares of Additional Stock issued in such Qualifying Dilutive Issuance. If Additional Stock is issued for consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board.
(ii) In the case of the issuance of (i) Options, (ii) securities convertible into or exchangeable for Common Stock or (iii) Options to purchase or rights to subscribe for securities by their terms convertible into or exchangeable (directly or indirectly) for Common Stock (other than, in each case, Excluded Issuances), the following provisions shall apply:
(A) The aggregate maximum number of shares of Common Stock deliverable upon exercise (whether or not then exercisable, but without regard to any provision contained therein for a subsequent adjustment of such number) of such Options shall be deemed to have been issued at the time such Options were issued for a consideration equal to the consideration, if any, received by the Corporation upon the issuance of such Options plus the minimum exercise price provided in such Options (without regard to any provision contained therein for a subsequent adjustment of such consideration) for the Common Stock covered thereby.
(B) The maximum number of shares of Common Stock deliverable upon conversion of or in exchange (whether or not then convertible or exchangeable, but without regard to any provision contained therein for a subsequent adjustment of such number) for any such convertible or exchangeable securities or upon the exercise of any such Options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such Options were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities or Options plus the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) plus, in the case of such Options, the minimum exercise price provided in such Options for the convertible or exchangeable securities covered thereby (without regard to any provision contained therein for a subsequent adjustment of such consideration).
(C) In the event of any change in the number of shares of Common Stock or convertible or exchangeable securities deliverable by or in the consideration payable to the Corporation upon exercise of Options (for Common Stock or for convertible or exchangeable securities) or upon conversion of or in exchange for such convertible or exchangeable securities (excluding in each case automatic adjustments pursuant to anti-dilution or similar provisions of such Options, rights or convertible or exchangeable securities), the Conversion Price shall be readjusted to the

Conversion Price that would have obtained had such revised terms been in effect upon the original date of issuance of such Options or convertible or exchangeable securities (but in no event to a Conversion Price which exceeds the lower of (i) the Conversion Price in effect immediately prior to the original adjustment or (ii) the Conversion Price that would have resulted from any issuances of Additional Stock (other than as a result of such Options, rights or convertible or exchangeable securities, to the extent they are no longer deemed issued as a result of such change) between the original adjustment date and such readjustment date.
(D) Upon the expiration of any such Options or the termination of any such rights to convert or exchange or the expiration of any Options to purchase convertible or exchangeable securities, the Conversion Price, to the extent adjusted as a result of such Options, convertible or exchangeable securities or Options to purchase convertible or exchangeable securities (either upon initial issuance or by reason of a change in terms) shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and the number of convertible or exchangeable securities as to which such rights to convert or exchange remain in effect) actually issued upon the exercise of such Options, upon the conversion or exchange of such convertible or exchangeable securities or upon such conversion or exchange following the exercise of Options to purchase convertible or exchangeable securities.
(j) Rounding; Par Value. All calculations under Section 7 shall be made to the nearest 1/1,000th of a cent or to the nearest 1/1,000th of a share, as the case may be. No adjustment in the Conversion Price shall reduce the Conversion Price below the then par value of the Common Stock.
(k) Certificate as to Adjustment.
(i) As promptly as reasonably practicable following any adjustment of the Conversion Price, but in any event not later than five (5) days thereafter, the Corporation shall furnish to each Holder at the address specified for such Holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such Holder) a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.
(ii) As promptly as reasonably practicable following the receipt by the Corporation of a written request by any Holder, but in any event not later than thirty (30) days thereafter, the Corporation shall furnish to such Holder a certificate of an executive officer certifying the Conversion Price then in effect and the number of Conversion Shares or the amount, if any, of other shares of stock, securities or assets then issuable to such Holder upon conversion of the shares of Series A Convertible Preferred Stock held by such Holder.
(l) Notices. In the event:
(i) that the Corporation shall take a record of the holders of its Common Stock (or other Capital Stock or securities at the time issuable upon conversion of the Series A Convertible Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of Capital Stock of any class or any other securities, or to receive any other security;
(ii) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, any consolidation, conversion or merger of the Corporation with or into another Person, or sale of all or substantially all of the Corporation’s assets to another Person; or
(iii) of a Liquidation;
then, and in each such case, unless the Corporation has previously publicly announced such information (including through filing such information with the SEC), the Corporation shall send or cause to be sent to each at the address specified for such Holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such Holder) at least five (5) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, exchange, merger, sale or Liquidation is proposed to take place, and the date, if any is to be fixed, as of which the books of the Corporation shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other Capital Stock or securities at the time issuable upon conversion of the Series A Convertible Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other Capital Stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, exchange, merger, sale or Liquidation, and the amount per share and character of such exchange applicable to the Series A Convertible Preferred Stock and the Conversion Shares.
Non-Circumvention. For the avoidance of doubt, the adjustments provided in this Section 7.6 may not result in the Holders exceeding the Beneficial Ownership Limitation or the other limitations set forth in Section 7.4.
8. Mandatory Conversion.
8.1 Mandatory Conversion Event. With respect to each share of Series A Convertible Preferred Stock, if, at any time following the Corporation’s receipt of the Requisite Stockholder Approval, (i) the Corporation’s Market Capitalization exceeds $600 million for at least twenty (20) Trading Days (whether or not consecutive) during the preceding thirty (30) consecutive Trading Days (including the last Trading Day of such period), (ii) the Corporation’s trailing twelve (12) months’ Adjusted EBITDA (calculated in the same manner as the presentation of “Adjusted EBITDA” in the Corporation’s most recent earnings release filed with the SEC) exceeds $35 million, (iii) the Daily VWAP of the Common Stock exceeds two (2) times the Conversion Price for at least twenty (20) Trading Days (whether or not consecutive) during the preceding thirty (30) consecutive Trading Days (including the last Trading Day of such period), and (iv) the Common Stock Liquidity Conditions are satisfied, then all (but not less than all) of the Series A Convertible Preferred Stock, unless earlier converted, will automatically convert into shares of the Corporation’s Common Stock on the 20th Business Day following the delivery of the Mandatory Conversion Notice, at the effective applicable Conversion Price on such 20th Business Day in accordance with Section 7 (a “Mandatory Conversion”).
8.2 Procedural Requirements. All Holders of the Series A Convertible Preferred Stock shall be sent written notice of the Mandatory Conversion Time and the place designated for Mandatory Conversion of all such shares of Series A Convertible Preferred Stock pursuant to this Section 8 (such notice, the “Mandatory Conversion Notice”) (including to or through DTC and the Transfer Agent, if applicable). The Corporation shall send such notice promptly upon occurrence of the satisfaction of the conditions set forth in Section 8.1, but no more than ten (10) Business Days following such satisfaction, setting forth the details and time for such conversion (the time of such conversion, the “Mandatory Conversion Time”, and the date of which shall constitute a Conversion Date in respect of the Mandatory Conversion). Prior to the Mandatory Conversion Time specified in the Mandatory Conversion Notice, each Holder shall surrender his, her or its certificate or certificates (if any) for all such shares (or, if such Holder alleges that any such certificate has been lost, stolen or destroyed, a lost certificate affidavit and bond of indemnity, if requested, in each case reasonably satisfactory to the Corporation) to the Corporation at the place designated in such notice (or comply with the applicable delivery procedures of DTC and the Transfer Agent, if applicable). If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form reasonably satisfactory to the Corporation, duly executed by the Holder or such Holder’s attorney duly authorized in writing. All rights with respect to the shares of Series A Convertible Preferred Stock converted pursuant to Section 8.1, including the rights to receive notices and vote (other than as a holder of Common Stock), will terminate at the Mandatory Conversion Time (notwithstanding the failure of the Holder or Holders thereof to surrender the certificates at or prior to such time or comply with the applicable procedures of DTC and the Transfer Agent), except only the rights of the Holders thereof, upon surrender of their certificate or certificates (or lost certificate affidavit) therefor or compliance with the applicable procedures of DTC and the Transfer Agent, as applicable, to receive the items provided for in the next sentence of this Section 8.2. As soon as practicable after the Mandatory Conversion Time but no later than the Share Delivery Date, the Corporation shall deliver, or cause to be delivered (in certificated form or through the facilities of DTC and the Transfer Agent, as applicable), to the Holder, or to his, her or its nominees, the number of full shares of Common Stock being acquired upon the conversion of the Series A Convertible Preferred Stock pursuant to this Section 8 and the payment of any declared but unpaid cash dividends on the shares of Series A Convertible Preferred Stock converted (to the extent the amount of any such dividends shall not then be reflected in the applicable Accrued Value). Such converted Series A Convertible Preferred Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for shareholder action) as may be necessary to reduce the authorized number of shares of Series A Convertible Preferred Stock accordingly and restore such shares to the status of authorized but unissued shares of Preferred Stock.
8.3 Beneficial Ownership Limitation. The Mandatory Conversion of any shares of Series A Convertible Preferred Stock shall be subject in all respects to Section 7.4.
9. Fundamental Change.
9.1 Offer to Repurchase. In connection with any Fundamental Change, the Corporation shall make an offer to repurchase, at the option and election of the holder thereof, each share of Series A Convertible Preferred Stock then-outstanding (the “Fundamental Change Repurchase Offer”) at a purchase price per share (such amount being the “Fundamental Change Repurchase Price”) in cash equal to the greater of (a) (i) 100% of the applicable Accrued Value as of the Fundamental Change Repurchase Date (provided that, for such purpose, the Accrued Value shall not include any accumulated and unpaid dividends as of such Fundamental Change Repurchase Date if such Fundamental Change Repurchase Date is after a Dividend Payment Record Date and on or prior to the last day of the relevant Dividend Period for which the Corporation has elected to pay such dividend in cash, which dividend shall be paid to the Holder as of such Dividend Payment Record Date notwithstanding the relevant repurchase) plus (ii) if prior to the 5 year anniversary of the Initial Issue Date, the aggregate amount of all dividends that would have been paid (excluding any such dividends that would be paid in light of the timing of such Fundamental Change Repurchase Offer and, for the avoidance of doubt, without duplication of amounts in clause (i)) in respect of an outstanding share of such series of Series A Convertible Preferred Stock from the Fundamental Change Repurchase Date through the fifth anniversary of the Initial Issue Date and (b) the amount that such Holder would have received in such Fundamental Change with respect to such share of Series A Convertible Preferred Stock if all shares of Series A Convertible Preferred Stock had been converted (regardless of whether they were actually converted and without regard to any limitations on convertibility or as to whether sufficient shares of Common Stock are available out of the Corporation’s authorized but unissued stock for the purpose of effecting such conversion) into shares of Common Stock on the Business Day immediately prior to the effective date of the relevant Fundamental Change. Notwithstanding the foregoing clauses (a) and (b) in this Section 9.1, if, in connection with a Fundamental Change, the consideration received by the holders of Common Stock consists of more than one type of consideration in any combination of (a) cash and (b) common stock meeting the Common Stock Liquidity Conditions (determined as if references in the definition thereof to Common Stock were to such other common stock and as if references to a Mandatory Conversion and the date of a Mandatory Conversion Notice in such definition were to the relevant Fundamental Change Repurchase Offer and Fundamental Change Repurchase Date, as the case may be) as of the relevant Fundamental Change Repurchase Date of an issuer with a market capitalization greater than $600 million as of the Trading Day immediately preceding the Fundamental Change Repurchase Date, then the Fundamental Change Repurchase Price will consist of (a) cash in the amount of the applicable Accrued Value as of the Fundamental Change Repurchase Date and (b) a number of shares of such common stock equal to the excess of the Fundamental Change Repurchase Price such Holder would have received in cash, as applicable, over such Accrued Value (with any such shares of common stock valued at their Closing Price (determined by reference to the definition of Closing Price as if references therein to Common Stock were to such other common stock) as of the Trading Day immediately preceding the Fundamental Change Repurchase Date). The Fundamental Change Repurchase Offer must be made in the Fundamental Change Notice delivered pursuant to Section 9.2 and shall become irrevocable from the date thereof.
9.2 Notice of Repurchase.
(a) The Corporation shall provide notice of any repurchases offered by the Corporation under Section 9.1 by delivering to the applicable Holder (including notice to or through DTC, if applicable) a written notice in accordance with Section 9.2(b) (the “Fundamental Change Notice”).
(b) The Fundamental Change Notice shall specify (i) the time and place of repurchase and the applicable Fundamental Change Repurchase Price for the Series A Convertible Preferred Stock and (ii) the Holder’s Conversion Rights pursuant to Section 7 hereof, and shall be delivered to each Holder at the address for such Holder last shown on the records of the Transfer Agent therefor, not less than fifteen (15) days prior to the Fundamental Change Repurchase Date. The “Fundamental Change Repurchase Date”

shall be the date on which the Fundamental Change is consummated (provided that in the case of a Fundamental Change described in clause (a) of the definition thereof, the Fundamental Change Repurchase Date shall be a date no later than thirty (30) days following the date of the first public announcement of such Fundamental Change having occurred (including, for these purposes, the filing of a Schedule 13D pursuant to the Exchange Act)).
9.3 Insufficient Funds. If the funds of the Corporation legally available for the Fundamental Change Repurchase Offer by the Corporation pursuant to Section 9.1 on any Fundamental Change Repurchase Date are insufficient to redeem all shares of the Series A Convertible Preferred Stock being repurchased by the Corporation on such date, those funds which are legally available will be used first to repurchase, on a pro rata basis from the Holders thereof based on the number of shares of Series A Convertible Preferred Stock then held, the maximum possible number of shares of the Series A Convertible Preferred Stock being repurchased in accordance with the aggregate repurchase proceeds payable with respect to the shares of Series A Convertible Preferred Stock to be repurchased. At any time thereafter when additional funds of the Corporation or its acquirer, as applicable, become legally available for the repurchase of the Series A Convertible Preferred Stock, such funds will be used to redeem the balance of the shares of Series A Convertible Preferred Stock which the Corporation was theretofore obligated to repurchase as provided in the immediately preceding sentence. Any shares of Series A Convertible Preferred Stock which are not repurchased as a result of the circumstances described in this Section 9.3 shall remain outstanding until such shares shall have been redeemed and the Fundamental Change Repurchase Price therefor, as applicable, shall have been paid or set aside for payment in full.
In connection with any Fundamental Change, the Corporation shall take all actions to permit the purchase of all shares of Series A Convertible Preferred Stock on the Fundamental Change Repurchase Date that it reasonably believes (upon the advice of outside counsel) is required or permitted under Delaware law to permit any such purchase, including through the revaluation of the Corporation’s assets to the highest amount permitted by law, and take all actions permitted under Delaware law to make funds available (including borrowing funds on prevailing market terms, selling assets on prevailing market terms and seeking to obtain any and all required governmental or other approvals) for such purchase to be made in full when due. The Corporation shall not take any action that materially impairs the Corporation’s ability to pay the Fundamental Change Repurchase Price when due, including by investing available funds in illiquid assets, except for its normal business assets (the covenants described in this paragraph, the “Protective Payment Obligations”). The Corporation shall continue to comply with the Protective Payment Obligations until the entire amount of the Fundamental Change Repurchase Price is paid in full.
9.4 Rights Terminated. Upon (a) surrender of the certificate or certificates representing the shares of Series A Convertible Preferred Stock being repurchased (or surrender of such shares in compliance with the procedures established by DTC and the Transfer Agent, if applicable) pursuant to this Section 9 and delivery of the Fundamental Change Repurchase Price therefor or (b) irrevocable deposit in trust by the Corporation for Holders being repurchased pursuant to this Section 9 of an amount in cash equal to the applicable Fundamental Change Repurchase Price for the shares of Series A Convertible Preferred Stock being repurchased on any Fundamental Change Repurchase Date, each Holder will cease to have any rights as a shareholder of the Corporation by reason of the ownership of such repurchased shares of Series A Convertible Preferred Stock (except for the right to receive the Fundamental Change Repurchase Price therefor upon the surrender of the certificate or certificates representing the repurchased shares or compliance with the procedures established by DTC and the Transfer Agent, if such shares have not been so surrendered), and such repurchased shares of Series A Convertible Preferred Stock will not from and after the date of payment in full of the Fundamental Change Repurchase Price therefor be deemed to be outstanding.
9.5 Withdrawal Right. Each Holder shall retain the right to (a) convert shares of Series A Convertible Preferred Stock to be repurchased pursuant to this Section 9 at any time on or prior to the Fundamental Change Repurchase Date or (b) withdraw a tender of such shares in the Fundamental Change Repurchase Offer on or prior to the Fundamental Change Repurchase Date; provided that, where a Holder exercises its rights under (a) or (b) above, the applicable shares of Series A Convertible Preferred Stock of such Holder shall not be repurchased pursuant to this Section 9.

10. Events of Noncompliance. Notwithstanding anything to the contrary contained here, if one or more of the following events (each, an “Event of Noncompliance”) shall occur with respect to any Holder:
(a) the Corporation shall breach any of the provisions of Section 6.4;
(b) the Corporation shall fail to pay when due any dividend payment in full pursuant to this Certificate of Designation for two (2) consecutive Dividend Payment Dates; or
(c) the Corporation shall fail to pay when due the applicable Fundamental Change Repurchase Price pursuant to Section 9, then, and in each case, unless such Event of Noncompliance is cured within thirty (30) days (the “Cure Period”) of such Event of Noncompliance, (i) the Cash Annual Rate shall increase to 16% per annum as of the date of the Event of Noncompliance, (ii) the PIK Annual Rate shall increase to 18% per annum as of the date of the Event of Noncompliance and (iii) so long as such Event of Noncompliance remains uncured, each of the Cash Annual Rate and the PIK Annual Rate shall increase by an additional 2% per annum with respect to each Dividend Period ending subsequent to the Dividend Period in which the Event of Noncompliance occurred; provided that (x) the Cash Annual Rate shall be reduced to 13% or 15%, as the case may be, per annum and the PIK Annual Rate shall be reduced to 15% per annum, in each case, immediately after all Events of Noncompliance are cured (if any shares of Series A Convertible Preferred Stock remain outstanding). In no event shall the applicable Cash Annual Rate, or PIK Annual Rate exceed 19% or 21%, respectively.
11. Payments to Holders. Any payments of cash made by the Corporation to the Holders on their shares of Series A Convertible Preferred Stock shall be payable to each such Holder by certified check or wire transfer of immediately available funds to the Holder, as determined by the Corporation at the time of such payment. For any payment of PIK Dividends by the Corporation to the Holders on their shares of Series A Convertible Preferred Stock, the Corporation shall deliver, or cause to be delivered (through the facilities of DTC or the Transfer Agent or in certificated form, as applicable), an amount of Series A Convertible Preferred Stock equivalent to the PIK Dividend for the applicable Dividend Period.
12. Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (a) to the Corporation, at its principal executive offices and (b) to any stockholder, at such Holder’s address at it appears in the stock records of the Corporation (or at such other address for a stockholder as shall be specified in a notice given in accordance with this Section 12).
13. Rule 144A Information. At any time the Corporation is not subject to Section 13 or 15(d) of the Exchange Act, the Corporation shall, so long as any of the Series A Convertible Preferred Stock or any shares of Common Stock issuable upon conversion thereof shall, at such time, constitute “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, promptly provide to, upon written request, any Holder, beneficial owner or prospective purchaser of such Series A Convertible Preferred Stock or any shares of Common Stock issuable upon conversion of such Series A Convertible Preferred Stock, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to facilitate the resale of such Series A Convertible Preferred Stock or shares of Common Stock pursuant to Rule 144A. The Corporation shall take such further action as any Holder or beneficial owner of such Series A Convertible Preferred Stock or such Common Stock may reasonably request to the extent from time to time required to enable such Holder or beneficial owner to sell such Series A Convertible Preferred Stock or shares of Common Stock in accordance with Rule 144A, as such rule may be amended from time to time.
14. Amendment and Waiver. Any provision of this Certificate of Designation may be amended, modified or waived only by an instrument in writing executed by the Corporation and the Required Holders, and any such written amendment, modification or waiver will be binding upon the Corporation and each Holder and each transferee or successor of each Holder.
15. Book-Entry Form. Shares of the Series A Convertible Preferred Stock may be issued (or reissued) in the form of one or more global certificates (“Global Preferred Shares”) to be deposited on behalf of one or more

Holders thereof with the Transfer Agent, as custodian for DTC (or with such other custodian as DTC may direct), and registered in the name of DTC or its nominee. The number of shares of Series A Convertible Preferred Stock represented by Global Preferred Shares may from time to time be increased or decreased by adjustments made on the records of the Transfer Agent and DTC to reflect such changes as provided for herein. Members of, or participants in, DTC shall have no rights under the terms of the shares of Series A Convertible Preferred Stock with respect to any Global Preferred Shares held on their behalf by DTC or any custodian of DTC or under such Global Preferred Shares, and DTC may be treated by the Corporation, the Transfer Agent and any agent of the Corporation or the Transfer Agent as the absolute owner of such Global Preferred Shares for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Transfer Agent or any agent of the Corporation or the Transfer Agent from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its members and participants, the operation of customary practices of DTC governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Shares.
16. Severability. If any provision or provisions in this Certificate of Designation shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by Law, the validity, legality and enforceability of such provision or provisions in any other circumstance and of the remaining provisions in this Certificate of Designation and the application of such provision or provisions to other persons or entities and circumstances shall not be in any way affected or impaired thereby and the invalid, illegal or unenforceable provision or the application thereof shall be modified in a manner that is valid, legal and enforceable and gives effect as nearly as is practicable to the intent of the invalid, illegal or unenforceable provision or the application thereof.
17. Facts Ascertainable. When the terms of this Certificate of Designation refer to a specific agreement or other document or a decision by any body, person or entity to determine the meaning or operation of a provision hereof, the secretary of the Corporation shall maintain a copy of such agreement, document or decision at the principal executive officers of the Corporation and a copy thereof shall be provided free of charge to any stockholder who makes a request therefor.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Certificate of Designation of the Series A Convertible Preferred Stock on January 5, 2023.
REDWIRE CORPORATION

By: /s/ Jonathan Baliff
Name: Jonathan Baliff
Title: Chief Financial Officer
[Signature Page to Certificate of Amendment]